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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EQUITY COMMONWEALTH
(Name of Registrant as Specified In Its Charter)
N/A
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EQUITY COMMONWEALTH
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

April 30, 2015

Dear Shareholder:

        You are cordially invited to the 2015 Annual Meeting of Shareholders of Equity Commonwealth to be held on Tuesday, June 16, 2015, at 8:00 a.m., Central Time, at 540 West Madison Street, Conference Center, 23rd Floor, Room E, Chicago, Illinois 60661.

        At the Annual Meeting, you will be asked to (i) elect 11 trustees to the Board of Trustees, (ii) approve the Equity Commonwealth 2015 Omnibus Incentive Plan, (iii) approve, on a non-binding advisory basis, the compensation of our named executive officers, (iv) ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015, and (v) transact such other business as may properly come before the Annual Meeting. The accompanying Notice of the Annual Meeting describes these matters.

        We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules, instead of mailing printed copies of those materials to each stockholder. Our proxy materials are available at www.proxyvote.com. We have sent to our stockholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access our proxy materials on the Internet. Please read the enclosed information carefully before submitting your proxy.

        The Board of Trustees appreciates and encourages your participation in the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares by following the instructions contained in our proxy materials. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person.

Sincerely,

Sam Zell Chairman of the Board of Trustees

EQUITY COMMONWEALTH
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
To be Held on June 16, 2015

To the Shareholders of Equity Commonwealth:

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the "Annual Meeting"), of Equity Commonwealth, a Maryland real estate investment trust (the "Company"), will be held on Tuesday, June 16, 2015, at 8:00 a.m., Central Time, at 540 West Madison Street, Conference Center, 23rd Floor, Room E, Chicago, Illinois 60661 for the following purposes:

  1.
  to elect 11 trustees to the Board of Trustees (the "Board");

  2.
  to approve the Equity Commonwealth 2015 Omnibus Incentive Plan;

  3.
  to approve, on a non-binding advisory basis, the compensation of our named executive officers;

  4.
  to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  5.
  to transact such other business as may properly come before the Annual Meeting.

        We know of no other matters to come before the Annual Meeting. Only holders of record of common shares at the close of business on April 20, 2015 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

        Regardless of the number of shares you hold, as a shareholder your role is very important, and the Board strongly encourages you to exercise your right to vote. Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, our Proxy Statement, proxy card and 2014 Annual Report to Shareholders are available online at www.proxyvote.com.

        We encourage you to contact the firm assisting us in the solicitation of proxies, D.F. King & Co., Inc. ("D.F. King"), if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King collect at (212) 269-5550. Shareholders may call D.F. King toll-free at (866) 751-6317.

By Order of the Board of Trustees,

Orrin S. Shifrin Executive Vice President, General Counsel and Secretary
April 30, 2015
Chicago, Illinois 60606

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE AT YOUR EARLIEST CONVENIENCE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

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EQUITY COMMONWEALTH
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement is furnished by the Board of Trustees (the "Board") of Equity Commonwealth, a Maryland real estate investment trust, in connection with the Board's solicitation of proxies for the 2015 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the "Annual Meeting"), to be held Tuesday, June 16, 2015, at 8:00 a.m., Central Time, at 540 West Madison Street, Conference Center, 23rd Floor, Room E, Chicago, Illinois 60661. This Proxy Statement is first being made available to shareholders on or about April 30, 2015. Unless the context requires otherwise, references in this Proxy Statement to "Equity Commonwealth," "we," "our," "us" and the "Company" refer to Equity Commonwealth, a Maryland real estate investment trust, together with its consolidated subsidiaries.

Why didn't I automatically receive a paper copy of the Proxy Statement, proxy card and Annual Report?

        Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the "Proxy Notice") to our shareholders.

How can I receive electronic access to the proxy materials?

        The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of materials by e-mail.

        In addition, shareholders may request to receive future proxy materials in printed form, by mail or electronically by e-mail on an ongoing basis. Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and the proxy voting site. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Trustees):  the election of 11 trustees to our Board;

  •
  Proposal 2 (Approval of Equity Commonwealth 2015 Omnibus Incentive Plan):  the approval of the Equity Commonwealth 2015 Omnibus Incentive Plan;

  •
  Proposal 3 (Advisory Vote on Executive Compensation):  the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

  •
  Proposal 4 (Ratification of the Appointment of Ernst & Young LLP):  the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

        Our Board knows of no other matters to be brought before the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Trustees):  "FOR" each of the Board's nominees for election as trustee;

  •
  Proposal 2 (Approval of Equity Commonwealth 2015 Omnibus Incentive Plan):  "FOR" approval of the Equity Commonwealth 2015 Omnibus Incentive Plan;

  •
  Proposal 3 (Advisory Vote on Executive Compensation):  "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

  •
  Proposal 4 (Ratification of the Appointment of Ernst & Young LLP):  "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

Who is entitled to vote at the Annual Meeting?

        The close of business on April 20, 2015 has been fixed as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record of our common shares of beneficial interest, $0.01 par value per share ("common shares"), at the close of business on the Record Date are entitled to notice of, to attend, and to vote at the Annual Meeting. On April 20, 2015, we had 129,725,693 common shares outstanding.

What are the voting rights of shareholders?

        Each common share is entitled to one vote on each matter to be voted on.

How do I vote?

        If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, National Association, you are considered the shareholder of record with respect to those shares and the Proxy Notice was sent directly to you by us. In that case, you may instruct the proxy holders named in the proxy card (the "Proxy Agents") how to vote your common shares in one of the following ways:

  •
  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have the shareholder identification number provided in the Proxy Notice.

  •
  Vote by telephone.  If you received printed materials, you also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

  •
  Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on Monday, June 15, 2015.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How are proxy card votes counted?

        Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting instructions are not made, the proxy will be voted "FOR" each of the 11 trustee nominees, "FOR" approval of the Equity Commonwealth 2015 Omnibus Incentive Plan, "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers and "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and in such manner as the Proxy Agents, in their discretion, determine upon such other business as may properly come before the Annual Meeting. If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted as described in the prior sentence.

        If your common shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our common shares are traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold common shares for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On non-routine matters, nominees do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of trustees, the approval of the Equity Commonwealth 2015 Omnibus Incentive Plan and the approval of the compensation of our named executive officers are each a "non-routine" matter and brokerage firms may not vote without instructions from their client on these matters, resulting in a broker non-vote. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for each of the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Trustees):  You may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or vote "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our declaration of trust (our "Charter"), in an uncontested election, a majority of votes cast at the Annual Meeting is required to elect each trustee. "Majority of votes cast" means that the number of shares voted "FOR" a trustee's election exceeds 50% of the total number of votes cast with respect to that trustee's election, with votes "cast" including all votes "FOR" and "WITHHOLD." There is no cumulative voting in the election of trustees. For purposes of the election of trustees, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Approval of Equity Commonwealth 2015 Omnibus Incentive Plan):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 2. The affirmative vote of a majority of votes cast at the Annual Meeting is required to approve the Equity Commonwealth 2015 Omnibus Incentive Plan. For purposes of the vote on Proposal 2, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while broker non-votes and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 3 (Advisory Vote on Executive Compensation):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 3. The affirmative vote of a majority of votes cast at the Annual Meeting is required to adopt a resolution approving, on a non-binding advisory basis, the compensation of our named executive officers described in this Proxy Statement. For purposes of the vote on Proposal 3, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote, although abstentions and broker non-votes will count toward the presence of a quorum. While the vote on Proposal 3 is advisory in nature and non-binding, the Board will review the voting results and expects to take them into consideration when making future decisions regarding the compensation of our named executive officers.

  •
  Proposal 4 (Ratification of the Appointment of Ernst & Young LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 4. The affirmative vote of a majority of votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. For purposes of the vote on Proposal 4, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum

What will constitute a quorum at the Annual Meeting?

        A quorum of shareholders is required for shareholders to take action at the Annual Meeting, except that the Annual Meeting may be adjourned if less than a quorum is present. The presence, in person or by proxy, of holders of common shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. Shares that are voted "FOR," "AGAINST," "WITHHOLD," or "ABSTAIN" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

Who can attend the Annual Meeting?

        Only shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Shareholders may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted at the Annual Meeting. For directions to the Annual Meeting, contact our Investor Relations department at (312) 646-2801 or ir@eqcre.com.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Will any other matters be voted on?

        The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the Proxy Agents or their substitutes, to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

May I change my vote after I have voted?

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.

Who is soliciting the proxies and who pays the costs?

        The enclosed proxy for the Annual Meeting is being solicited by the Board. Proxies also may be solicited, without additional compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. We will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of our common shares and to obtain their voting instructions. We will reimburse those firms for their expenses. In addition, we have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for a fee of $7,500 plus reimbursement of expenses. We have agreed to indemnify D.F. King against certain liabilities arising out of our agreement with D.F. King.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

        Please call the firm assisting us in the solicitation of proxies, D.F. King, if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King collect at (212) 269-5550. Shareholders may call D.F. King toll-free at (866) 751-6317.

PROPOSAL 1: ELECTION OF TRUSTEES

        The Board has set the number of trustees at 11. The 11 individuals named below, each of whom currently serves on our Board, have been recommended by our Nominating and Corporate Governance Committee and nominated by our Board to serve on the Board until our 2016 Annual Meeting of Shareholders and until their respective successors are elected and qualify. Based on its review of the relationships between the trustee nominees and the Company, the Board has determined that all of our trustees, other than Sam Zell and David Helfand, are independent under applicable SEC and NYSE rules.

        The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board also may, as permitted by our bylaws, decrease the size of the Board.

        The Nominating and Corporate Governance Committee has set forth in a written policy minimum qualifications that a trustee candidate must possess. See "Corporate Governance and Board Matters—Trustee Nominee Selection Process."

Trustee Nominees

        The table below sets forth the names and ages of each of the trustees nominated for election at the Annual Meeting, as well as the positions and offices held.

Name	Position With the Company	Age as of the Annual Meeting
Sam Zell	Chairman of the Board	73
James S. Corl	Trustee	48
Martin L. Edelman	Trustee	73
Edward A. Glickman	Trustee	58
David Helfand	Trustee, President and Chief Executive Officer	50
Peter Linneman	Trustee	64
James L. Lozier, Jr.	Trustee	59
Mary Jane Robertson	Trustee	61
Kenneth Shea	Trustee	57
Gerald A. Spector	Trustee	68
James A. Star	Trustee	54

        Set forth below is certain biographical information of our trustee nominees.

        Sam Zell has been our trustee and Chairman of the Board since May 2014. Mr. Zell is also the founder and the Chairman of Equity Residential, a multifamily real estate investment trust, and Equity LifeStyle Properties, Inc., a real estate investment trust focused on manufactured home communities. Mr. Zell is also Chairman of Equity Group Investments ("Equity Group"), a private entrepreneurial investment firm he founded more than 40 years ago. He is also founder and Chairman of Equity International, a private investment firm focused on real estate-related companies outside the U.S. that has brought a number of companies to the public markets. Mr. Zell has served as Chairman of Anixter International, Inc. (NYSE: AXE) since 1985, Chairman of Equity Residential (NYSE: EQR) since 1993, Chairman of Equity LifeStyle Properties, Inc. (NYSE: ELS) since 1993, and Chairman of Covanta Holding Corporation (NYSE: CVA) since 2005. Previously, Mr. Zell served as Chairman of

Equity Office Properties Trust, which was sold in February 2007 for $39 billion in the largest private equity transaction at the time. Mr. Zell served as the Chief Executive Officer of the Tribune Company from December 2007 to December 2008 and Chairman of the Tribune Company from December 2007 to December 2012, at which time the Tribune Company emerged from Chapter 11 bankruptcy. Mr. Zell served as Chairman of Capital Trust, Inc., a real estate finance company, from 2003 to 2012. He serves on the President's Advisory Board at the University of Michigan, and with the combined efforts of the University of Michigan Business School, established the Zell/Lurie Entrepreneurial Center. Mr. Zell is also a long-standing supporter of the University of Pennsylvania Wharton Real Estate Center, where he endowed the Samuel Zell and Robert Lurie Real Estate Center. He also endowed Northwestern University's Center for Risk Management. Mr. Zell holds a JD and a BA from the University of Michigan.

        Our Board determined that Mr. Zell should serve on our Board based on his experience of over 40 years as a chairman, director and executive of various companies, his management of billions of dollars in global investments, his strong track record of stewarding companies towards the maximization of their potential and being recognized as a founder of the modern REIT industry and a leading driver for increased transparency and disclosure by public companies.

        James S. Corl has been our trustee since May 2014. Mr. Corl has served as a Managing Director at Siguler Guff & Company, a private equity investment firm ("Siguler Guff"), since 2009, and is the Head of Real Estate Investments. Mr. Corl oversees the firm's real estate investment team, which has originated and closed on approximately $2 billion of real estate commitments since 2009. Prior to joining Siguler Guff, Mr. Corl spent 13 years in the REIT investment industry, most recently as Chief Investment Officer for all of the real estate activities of Cohen & Steers, Inc. (NYSE: CNS), a leading investor in global real estate securities. While at Cohen & Steers, Inc., Mr. Corl was directly responsible for over $30 billion of client assets invested in mutual funds and institutional separate accounts around the world. From 1993 to 1994, Mr. Corl was an associate with the Real Estate Investment Banking group at Credit Suisse First Boston ("CSFB") (NYSE: CS), an international investment bank, where he was involved in acquiring portfolios of non-performing loans and distressed real estate assets for CSFB's Praedium Real Estate Recovery Fund, as well as restructuring troubled real estate companies as publicly traded REITs. Mr. Corl holds a B.A. from Stanford University and an M.B.A. from the Wharton School of Business, the University of Pennsylvania.

        Our Board determined that Mr. Corl should serve on our Board based on his experience in the real estate investment industry and his experience overseeing investment activities and his 19 years of experience analyzing the effectiveness of business and investment strategies in the commercial real estate industry with a long term focus on REIT governance and shareholder alignment.

        Martin L. Edelman has been our trustee since July 2014. Mr. Edelman has served as Of Counsel in the Real Estate practice of Paul Hastings LLP, an international law firm, since 2000. Mr. Edelman has been a real estate advisor to Grove Investors and is a partner at Fisher Brothers, a real estate partnership. Mr. Edelman is a director of Blackstone Mortgage Trust, Inc. (NYSE: BXMT), Morgans Hotel Group Co. (NASDAQ: MHGC), Aldar Properties PJSC (ADX: ALDAR) and Advanced Micro Devices, Inc. (NYSE: AMD). He also served as a director of Avis Budget Group, Inc. (NASDAQ: CAR) from 1997 until his resignation in February 2013, which became effective on March 15, 2013, and also served on the Board of Directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) from 2003 to 2014. He also currently serves on the boards of various nongovernmental organizations. Mr. Edelman has more than 30 years of experience and concentrates his practice on real estate and corporate mergers and acquisitions transactions. The focus of Mr. Edelman's practice has been large, complex transactions, including cross-border transactions. He has been involved in all stages of legal development of pioneering financial structures, including participating debt instruments, institutional joint ventures in real estate, and joint ventures between U.S. financial sources and European real estate companies. He has also done extensive work in Europe, Canada, Mexico, Japan, the Middle East, and

Latin America. Mr. Edelman holds an A.B. from Princeton University and an LL.B. from Columbia Law School.

        Our Board determined that Mr. Edelman should serve on our Board based on his experience advising companies in complex real estate and corporate transactions as he brings an extensive legal and financial background to the board of directors with over 40 years of experience in the legal profession and has considerable experience in complex negotiations involving acquisitions, dispositions and financing.

        Edward A. Glickman has been our trustee since May 2014. Mr. Glickman has served as the Executive Chairman of FG Asset Management US since 2013. Mr. Glickman served as the Executive Director of the Center for Real Estate Finance Research and Clinical Professor of Finance at New York University Stern School of Business from 2012 until 2015. He currently holds an Adjunct appointment at Drexel University's LeBow College of Business. Mr. Glickman was President, Chief Operating Officer, and Trustee of the Pennsylvania Real Estate Investment Trust ("PREIT") (NYSE: PEI), a real estate investment trust focused on shopping malls, from 2004 until 2012 and was Executive Vice President and Chief Financial Officer of PREIT from 1997 to 2004. Mr. Glickman joined PREIT after it acquired The Rubin Organization, a closely held shopping center company, where he had served as Chief Financial Officer. Mr. Glickman served as Executive Vice President and Chief Financial Officer of Presidential Realty Corporation (OTCQB: PDNLP), a real estate investment trust focused on apartment units, from 1989 to 1993. Prior to this, Mr. Glickman was an investment banker with Shearson Lehman Brothers and Smith Barney. Mr. Glickman is a Fellow of the Royal Institution of Chartered Surveyors, a Certified Treasury Professional and a Registered Securities Principal. He serves as a senior advisor to Econsult Solutions, Inc. He serves on the Board of the Temple University Health System, The Fox Chase Cancer Center and The Kimmel Cancer Center at Jefferson University. He was formerly a member of the Real Estate Roundtable where he was the Co-Chair of the Homeland Security Committee. Mr. Glickman received a B.S. from the Wharton School of Business, the University of Pennsylvania, a Bachelor of Applied Science from the College of Engineering and Applied Science, the University of Pennsylvania, and an M.B.A from the Harvard Graduate School of Business Administration.

        Our Board determined that Mr. Glickman should serve on our Board based on his more than 30 years of experience in the real estate and financial services industry and his deep understanding of public and private capital markets.

        David Helfand has been our trustee, President and Chief Executive Officer since May 2014. Mr. Helfand has served as Co-President of Equity Group, a private investment firm, since January 2012 where he has overseen Equity Group's real estate activities. Prior to rejoining Equity Group in 2012, Mr. Helfand was Founder and President of Helix Funds LLC, a private real estate investment management company ("Helix Funds"), where he oversaw the acquisition, management and disposition of more than $2.2 billion of real estate assets. While at Helix Funds, he also served as Chief Executive Officer for American Residential Communities LLC ("ARC"), a Helix Funds portfolio company. Before founding Helix Funds, Mr. Helfand served as Executive Vice President and Chief Investment Officer for Equity Office Properties Trust ("EOP"), the largest REIT in the U.S. at the time, where he led approximately $12 billion of mergers and acquisitions activity. Prior to working with EOP, Mr. Helfand served as a Managing Director and participated in the formation of Equity International, a private investment firm focused on real estate-related companies outside the U.S. He also held the role of President and Chief Executive Officer of Equity LifeStyle Properties, an operator of manufactured home communities, and served as Chairman of the board's audit committee. His earlier career included investment activity in a variety of asset classes, including retail, office, parking and multifamily. He serves as a Director of the Ann & Robert H. Lurie Children's Hospital of Chicago, on the Executive Committee of the Samuel Zell and Robert Lurie Real Estate Center at the Wharton School of Business, the University of Pennsylvania, and on the Board of Visitors at the Weinberg College of Arts

and Sciences at Northwestern University. Mr. Helfand holds an M.B.A. from the University of Chicago Graduate School of Business and a B.A. from Northwestern University.

        Mr. Helfand is expected to have limited involvement in the activities of Equity Group and Helix Funds. Mr. Helfand has been an employee of or otherwise involved in the operation of Equity Group and may be involved in the management of certain Equity Group assets or responsibilities. Additionally, Mr. Helfand has been an employee of or otherwise involved with Helix Funds. Helix Funds has sold substantially all of its assets and is in the process of winding up its affairs. This winding up process may require limited involvement of Mr. Helfand.

        Our Board determined that Mr. Helfand should serve on our Board based on his over 24 years of extensive experience managing real estate investments and his executive leadership of domestic and international real estate-related companies in the residential and commercial space.

        Peter Linneman has been our trustee since May 2014. Dr. Linneman has been the Founding Principal of Linneman Associates, a real estate advisory firm, since 1979. Dr. Linneman has served as the Chief Executive Officer of American Land Funds and KL Realty Fund, private real estate acquisition firms, since 2010. Dr. Linneman previously served as Senior Managing Director of Equity International, a private investment firm focused on real estate-related companies outside the U.S., from 1998 to1999, and Vice Chairman of Amerimar Realty, a private real estate investment company, from 1996 to 1997. Dr. Linneman has served on over 20 public and private company boards, including serving as Chairman of the Board of Rockefeller Center Properties, Inc., a real estate investment trust, where he led the successful restructuring and sale of Rockefeller Center in the mid-1990s. Dr. Linneman currently serves on the Board of Directors of Equity One, Inc. (NYSE: EQY), AG Mortgage Investment Trust, Inc. (NYSE: MITT) and Paramount Group Inc. (NYSE: PGRE), each of which is a public real estate investment trust, and serves on the Board of Directors of Atrium European Real Estate, a public European real estate company. He is the author of the Linneman Letter, Real Estate Finance and Investments: Risks and Opportunities and over 100 scholarly publications. Dr. Linneman is also the Emeritus Albert Sussman Professor of Real Estate, Finance and Public Policy at the Wharton School of Business, the University of Pennsylvania, where he was a professor of Real Estate, Finance and Public Policy from 1979 to 2011 and was the founding co-editor of The Wharton Real Estate Review. He also served as the Director of Wharton's Samuel Zell and Robert Lurie Real Estate Center for 13 years. Dr. Linneman holds both Masters and Doctorate degrees in economics from the University of Chicago and a B.A. from Ashland University.

        Our Board determined that Dr. Linneman should serve on our Board based on his active involvement in real estate investment, strategy and operation for nearly 30 years and his extensive experience serving on the boards of public companies.

        James L. Lozier, Jr. has been our trustee since May 2014. Mr. Lozier has been a private consultant since 2012. Mr. Lozier served as co-founder and CEO of Archon Group L.P., a diversified international real estate services and advisory company, from its formation in 1996 until 2012. Under Mr. Lozier's leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs (NYSE: GS), managed 36,000 assets with a gross value of approximately $59 billion and had over 8,500 employees in offices located in Washington D.C., Los Angeles, Dallas, Boston, Asia and Europe. Prior to the formation of Archon Group, Mr. Lozier was an employee of the J.E. Robert Company, a global real estate investment management company, and was responsible for managing the Goldman Sachs/J.E. Robert joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between Goldman Sachs and J.E. Robert from 1991 to 1995. Mr. Lozier has served on the Board of Directors of Dallas CASA (Court Appointed Special Advocates for Children) since 1999 and currently is on the Executive Committee and is heading CASA's capital campaign. Mr. Lozier received his B.A. from Baylor University.

        Our Board determined that Mr. Lozier should serve on our Board based on his experience managing large portfolios of real estate assets and his leadership experience.

        Mary Jane Robertson has been our trustee since July 2014. Ms. Robertson was the Executive Vice President, Chief Financial Officer and Treasurer of Crum & Forster Holdings, Corp. ("C&F"), an insurance holding company and a wholly-owned subsidiary of Fairfax Financial Holdings Limited (TSX:FFH), from 1999 to 2014. C&F was an SEC reporting company from 2004 to 2010. Prior to joining C&F, from 1998 to 1999, Ms. Robertson was Managing Principal, Chief Financial Officer and Treasurer of Global Markets Access Ltd. (Bermuda), a company that was formed to act as a financial guaranty reinsurer. Ms. Robertson also served as Senior Vice President and Chief Financial Officer of Capsure Holdings Corp. ("Capsure"), a former NYSE-traded insurance holding company, from 1993 to 1997 and was Executive Vice President and Chief Financial Officer of United Capitol Insurance Company, a specialty excess and surplus lines insurer in Atlanta and a subsidiary of Capsure, from its founding in 1986 to 1993. She is a Certified Public Accountant with 10 years of public accounting experience at Coopers & Lybrand. From 2009 to 2014, Ms. Robertson served as a director of C&F and, from 1999 to 2014, she served as a director of substantially all of C&F's direct and indirect wholly owned subsidiaries. Ms. Robertson previously served on the board of directors of Russell Corporation, a former NYSE-listed public company, from July 2000 to August 2006 and was chair of its audit committee from 2002 to 2006. Ms. Robertson holds a Bachelor of Commerce from the University of Toronto. She is currently engaged in charitable activities and serves on not-for-profit boards.

        Our Board determined that Ms. Robertson should serve on our Board based on her 28 years of experience as Chief Financial Officer of public and private companies and her accounting background.

        Kenneth Shea has been our trustee since May 2014. Since September 2014, Mr. Shea has been employed as a Senior Managing Director at Guggenheim Securities, LLC, where he manages the real estate, gaming and leisure investment banking practice. From September 2009 until September 2014, Mr. Shea was the President of Coastal Capital Management LLC ("Coastal"), an affiliate of Coastal Development, LLC, a private developer of resort destinations, luxury hotels and casino gaming facilities, since 2009. Prior to joining Coastal, from 2008 to 2009, Mr. Shea was a Managing Director for Icahn Capital LP, an investment fund company, where Mr. Shea was responsible for principal investments in the gaming and leisure industries. From 1996 to 2008, Mr. Shea was employed by Bear, Stearns & Co., Inc., a global investment bank, where he was a Senior Managing Director and global head of the Gaming and Leisure investment banking department. At Bear, Stearns & Co., Inc., Mr. Shea played an active role on over $55 billion of mergers and acquisitions and capital raising transactions for many of the leading public companies in the gaming and leisure sectors. Mr. Shea currently serves on the Board of Directors, audit committee and conflicts committee of CVR Refining, LP. (NYSE: CVRR), a publicly-traded energy company. Mr. Shea also serves on the Board of Directors of Hydra Industries Acquisition Corp., a special purpose acquisition company. Mr. Shea received his M.B.A. from the University of Virginia and his B.A. from Boston College.

        Our Board determined that Mr. Shea should serve on our Board based on his significant experience in corporate finance, mergers and acquisitions and investing and his knowledge of the capital markets.

        Gerald A. Spector has been our trustee since July 2014. Mr. Spector has served as the Vice Chairman of Equity Residential, a real estate investment and management company focusing on apartment communities, since 2008. Mr. Spector was the Chief Operating Officer of the Tribune Company from December 2009 through December 2010, and served as its Chief Administrative Officer from December 2007 through December 2009, following the Tribune's 2008 Chapter 11 bankruptcy. Mr. Spector was Executive Vice President of Equity Residential from March 1993 and was Chief Operating Officer of Equity Residential from February 1995 until his retirement in December 2007. He began his real estate career in the early 1970's and has extensive prior public and private board experience as well. Mr. Spector holds a B.S.B.A. from Roosevelt University. Mr. Spector is a Certified Public Accountant.

        Our Board determined that Mr. Spector should serve on our Board based on his extensive management and financial experience acquired through 40 years of managing and operating real estate companies through various business cycles, his experience in driving operational excellence and development of strategic changes in portfolio focus and his demonstrated leadership skills at the corporate board and executive levels.

        James A. Star has been our trustee since July 2014. Mr. Star has served, since 2003, as President and Chief Executive Officer of Longview Asset Management ("Longview"), a multi-strategy investment firm for which he has been a portfolio manager since 1998. He has also served since 1994 as a Vice President of Henry Crown and Company, a private family investment firm affiliated with Longview. From 1998 to 2002, Mr. Star was President and Chief Investment Officer of Star Partners, Inc., a private securities partnership focused on common equities. Mr. Star began his investment career in 1991 as a securities analyst at Harris Associates, a Chicago investment firm. Prior thereto, he practiced corporate and securities law in Illinois, where he was a member of the bar from 1987 to 2011. Mr. Star has been a member of the investment committees for the retirement plans of Henry Crown and Company since 1995, Great Dane Limited Partnership since 1997 and, since 2014, Gillig LLC Provisur Technologies, Inc. and Trail King Industries, Inc. He has also served as a manager of Longview Trust Company since 2006. Mr. Star is a director of Teaching Strategies, a software company focused on the education market, as well as the holding company of Petsmart, Inc., a leading provider of merchandise and services to pet owners. Mr. Star has also been a member of limited partner advisory boards for the Kabouter Funds since 2004 and Valor Equity Partners II since 2007. In prior years, Mr. Star has served on the board of trustees of Columbia Acorn Trust and Wanger Advisor Trust, which are registered mutual funds, and a number of private company boards. Mr. Star is a member of the Global Advisory Board of the Kellogg Graduate School of Business at Northwestern University and the Chicago chapter of World Presidents Organization. Mr. Star received a BA from Harvard University and holds a JD from Yale Law School and a Masters of Management from Kellogg Graduate School of Management at Northwestern University.

        Our Board determined that Mr. Star should serve on our Board based on his significant investment management experience and his experience serving on boards of trustees.

Vote Required and Recommendation

        Trustees are elected by a majority of votes cast in an uncontested election (meaning an election in which the number of nominees for election equals or is less than the number of trustees to be elected). The current election is uncontested and therefore, a majority of votes cast for each trustee nominee is required to elect a trustee nominee. For purposes of this proposal, "a majority of votes cast" means that the number of shares voted "FOR" a trustee's election exceeds 50% of the total number of votes cast with respect to that trustee's election, and votes "cast" means votes "FOR" and "WITHHOLD." There is no cumulative voting in the election of trustees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

        THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2: APPROVAL OF EQUITY COMMONWEALTH 2015 OMNIBUS INCENTIVE PLAN

        We are asking our shareholders to approve the Equity Commonwealth 2015 Omnibus Incentive Plan (the "2015 Incentive Plan"), a copy of which is attached as Exhibit A to this Proxy Statement. Our Board approved the 2015 Incentive Plan on March 18, 2015, subject to shareholder approval. The Board believes that the adoption of the 2015 Incentive Plan is in the best interests of our shareholders and the Company because equity-based awards help to attract, motivate, and retain talented employees, trustees and other service providers, align employee and shareholder interests, link employee compensation with performance, and maintain a culture based on employee share ownership. Equity is expected to be a significant component of the total compensation of our key executives. Shareholder approval of the 2015 Incentive Plan will constitute approval of the material terms of the compensation granted thereunder for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The 2015 Incentive Plan is intended to replace the Company's existing equity compensation plan, the Equity Commonwealth 2012 Equity Compensation Plan (as amended, the "2012 Plan"). If approved, 3,250,000 common shares of beneficial interest, par value $0.01 per share (the "Common Shares") will be reserved for issuance under the 2015 Incentive Plan, which will supersede and replace in its entirety the 2012 Plan. No grants have been made under the 2012 Plan since January 28, 2015, and if the Company's shareholders approve the 2015 Incentive Plan, no grants will be made with respect to any of the shares remaining available for grant under the 2012 Plan, nor with respect to any shares that may later become available for grant under the 2012 Plan for any reason such as cancellation, forfeiture or expiration of outstanding grants. However, the terms and conditions of the 2012 Plan will continue to govern any outstanding awards granted under the 2012 Plan.

        If the 2015 Incentive Plan is not approved by our shareholders, the 2015 Incentive Plan will not become effective, the 2012 Plan will continue in effect, and we may continue to grant awards under the 2012 Plan to the extent of the common shares remaining available for issuance under that plan. As of the Record Date, there were 84,000 shares remaining available for issuance under the 2012 Plan (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards).

Vote Required and Recommendation

        Shareholder approval of the 2015 Incentive Plan is necessary in order for the Company to (1) meet the NYSE shareholder approval requirements and (2) take tax deductions for certain compensation resulting from awards granted thereunder intended to qualify as performance-based compensation under Section 162(m) of the Code.

        Specifically, approval of the 2015 Incentive Plan will constitute approval of the performance criteria set forth in the 2015 Incentive Plan pursuant to the shareholder approval requirements of Section 162(m) of the Code, which will enable (but not require) us to award performance-based compensation within the meaning of Section 162(m) through our 2019 annual meeting of shareholders, preserving the deductibility of these awards for federal income tax purposes.

        In its determination to approve the 2015 Incentive Plan, the Board reviewed an analysis prepared by FPL Associates L.P., the Compensation Committee's independent compensation consultant, which included an analysis of certain burn rate, dilution and overhang metrics, the expected plan duration, the cost of the 2015 Incentive Plan, as well as best market practices and trends. Specifically, the Board considered:

  •
  Burn Rate:  Our three-year (adjusted) average burn rate is 0.62% as shown in the table below.

	Stock Options	Restricted Shares(1)	Unadjusted Total	Adjusted Restricted Shares(2)	Adjusted Total	Weighted Average Common Shares	Unadjusted Burn Rate	Adjusted Burn Rate
2014	—	717,727	717,727	1,794,318	1,794,318	125,163,000	0.57%	1.43%
2013	—	83,450	83,450	208,625	208,625	112,378,000	0.07%	0.19%
2012	—	83,617	83,617	209,043	209,043	83,750,000	0.10%	0.25%
3-Year Average							0.25%	0.62%

(1)
Includes time-based restricted shares granted in each year. Performance-based RSUs are included in the burn rate when they are earned rather than when they are granted.

(2)
Based on a 2.5x multiplier per our stock price volatility, consistent with the burn rate methodology used by proxy advisory firms for converting full-value shares to a stock option equivalent. Although permitted under the 2015 Incentive Plan, the Company does not currently grant stock options. This conversion is included for illustrative purposes only.
  •
  Overhang and Dilution:  The estimated overhang, based on outstanding equity-based awards (2,741,988), and the estimated dilution, based on outstanding equity-based awards plus the new requested shares (3,250,000), are approximately 2.0% and 4.4%, respectively, as of January 28, 2015. There are currently no options or SARs outstanding and no shares from the 2012 Plan will be available upon approval of the 2015 Incentive Plan. See the table below for the reconciliation of our outstanding equity-based awards, broken out by restricted shares and performance-based restricted share units.

	Restricted Shares	Performance- Based Restricted Share Units	Total
Balance at Dec. 31, 2014	710,182	1,266,237
Granted in 2015	126,319	639,250
Balance as of January 28, 2015	836,501	1,905,487	2,741,988
  •
  Plan Duration:  If we continue to make equity grants consistent with our 2015 practices (which is not necessarily reflective of grants made per our three-year historical burn rate), we estimate that the plan will last approximately four years.

  •
  Plan Cost:  Based on generally accepted evaluation methodologies used by proxy advisory firms, we concluded that the number of shares under the 2015 Incentive Plan is well within generally accepted standards as measured by an analysis of the plan cost relative to industry standards.

        In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board believes the approval of the 2015 Incentive Plan is in the best interests of our shareholders and the Company.

        The affirmative vote of a majority of votes cast at the Annual Meeting is required to approve the 2015 Incentive Plan. For purposes of this proposal, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. However, both abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE EQUITY COMMONWEALTH 2015 OMNIBUS INCENTIVE PLAN.

Summary of the 2015 Incentive Plan

        General.    The 2015 Incentive Plan permits the grant of awards of stock options, stock appreciation rights ("SARs"), restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, OP Units (as defined below), other rights or interests that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to Common Shares, and cash payments that may be based on one or more criteria that are unrelated to the value of Common Shares, to any employee, officer, or director of the Company or an affiliate of the Company, a consultant or adviser currently providing services to the Company or an affiliate of the Company, or any other person whose participation in the 2015 Incentive Plan is determined by the Compensation Committee to be in the best interests of the Company. A total of three million two hundred fifty thousand (3,250,000) Common Shares have been reserved for issuance pursuant to the 2015 Incentive Plan, and any of the Common Shares available for issuance under the 2015 Incentive Plan may be used for any type of award under the 2015 Incentive Plan. Each award granted under the 2015 Incentive Plan will be evidenced by an award agreement in such form or forms as may be determined by the Compensation Committee that sets forth the terms and conditions of the award. This summary is qualified in its entirety by the detailed provisions of the 2015 Incentive Plan, which is attached as Exhibit A to this Proxy Statement.

        Administration of the 2015 Incentive Plan.    The 2015 Incentive Plan will be administered by the Compensation Committee, and the Compensation Committee will determine all terms of awards under the 2015 Incentive Plan. Each member of the Compensation Committee that administers the 2015 Incentive Plan will be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii), if applicable, an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an independent director in accordance with the rules of any stock exchange on which the Company's shares are listed. The Compensation Committee will also determine who will receive awards under the 2015 Incentive Plan, the type of award and its terms and conditions and the number of shares of stock subject to the award, if the award is equity-based. The Compensation Committee will also interpret and construe the provisions of the 2015 Incentive Plan. During any period of time in which there is not a compensation committee, the 2015 Incentive Plan will be administered by the Board or another committee appointed by the Board. References below to the Compensation Committee include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting.

        Eligibility.    All employees and officers of the Company and its subsidiaries and affiliates are eligible to receive awards under the 2015 Incentive Plan. In addition, non-employee directors of the Company or any subsidiary or affiliate of the Company, consultants and advisors (who are natural persons) currently providing services to the Company or a subsidiary or affiliate of the Company, or any other person whose participation in the 2015 Incentive Plan is determined by the Compensation Committee to be in the best interests of the Company may receive awards under the 2015 Incentive Plan. As of April 20, 2015, the Company had approximately 66 employees.

        Stock Authorization.    The number of shares of stock that may be issued under the 2015 Incentive Plan is three million two hundred fifty thousand (3,250,000). In connection with stock splits, distributions, recapitalizations, spin-offs, stock dividends and certain other events, the Board will make proportionate adjustments that it deems appropriate in the aggregate number and kind of shares of stock that may be issued under the 2015 Incentive Plan and the number and kind of shares of stock that are subject to outstanding awards. If any shares covered by an award are not purchased or are forfeited or expire, or if any award otherwise terminates without delivery of any shares subject to such award or is settled in cash in lieu of shares, then the shares of stock subject to such award will again be available for purposes of the 2015 Incentive Plan. The number of shares available for issuance under the 2015 Incentive Plan will not be increased by the number of shares (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option, (ii) deducted or delivered from payment of an award in connection with the Company's tax withholding obligations, (iii) purchased by the Company with proceeds from option exercises, or (iv) subject to a SAR granted under the 2015 Incentive Plan that is settled in shares that were not issued upon the net settlement or net exercise of such SAR.

        The maximum number of shares of stock subject to options or SARs that can be granted under the 2015 Incentive Plan to any person in any one calendar year is one million (1,000,000). The maximum number of shares of stock that can be granted under the 2015 Incentive Plan to any person in any one calendar year, other than pursuant to options or SARs, is one million (1,000,000). The maximum amount that may be paid as a cash-settled performance-based award in respect of a performance period to any one person is five million dollars ($5,000,000).

        No awards have been issued under the 2015 Incentive Plan.

        Share Usage.    Shares of stock that are subject to awards will be counted against the 2015 Incentive Plan share limit as one share for every one share subject to the award.

        Minimum Vesting Period.    Except with respect to a maximum of five percent (5%) of the shares of stock authorized for issuance, as described above, any award that vests on the basis of the participant's continued service will not provide for vesting which is any more rapid than vesting on the one (1) year anniversary of the grant date and any award that vests upon the attainment of performance goals will provide for a performance period of at least twelve (12) months.

        No Repricing.    Except in connection with certain corporate transactions involving the Company, (w) no amendment or modification may be made to an outstanding option or SAR that would reduce the exercise price of the option or SAR, (x) outstanding options or SARs may not be canceled in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, (y) outstanding options or SARs may not be canceled in exchange for cash or other awards (other than cash or other awards with a value equal to the excess of the fair market value of the stock subject to such options or SARs at the time of cancellation over the exercise price for such stock), and (z) outstanding options or SARs with an exercise price above the current stock price may not be canceled in exchange for cash or other securities.

        Options.    The 2015 Incentive Plan provides for the grant of options to purchase one or more shares of the Company's stock. The term of an option cannot exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may become exercisable in installments. The exercise price of each option granted under the 2015 Incentive Plan cannot be less than the fair market value of a share of the Company's stock on the grant date of such option. All options granted under the 2015 Incentive Plan will be non-qualified stock options.

        The exercise price for any option generally is payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides and subject to certain limitations set forth in the 2015 Incentive Plan, by the tender of shares of stock (or attestation of ownership of such shares of stock) with an aggregate fair market value on the date on which the option is exercised equal to the exercise or purchase price, (3) to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us, or (4) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise or settlement.

        Stock Awards and Stock Units.    The 2015 Incentive Plan provides for the grant of stock awards (which includes awards of unrestricted stock and awards of restricted stock) and stock units. An award of shares of stock or stock units may be subject to restrictions on transferability and other restrictions as the Compensation Committee may determine. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the Compensation Committee may determine. A participant who receives restricted stock will have all of the rights of a shareholder as to those shares of stock, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that the Board may require any dividends to be reinvested in shares, which may or may not be subject to the same vesting conditions and restrictions as applicable to such restricted stock. A participant who receives stock units will have no such rights, provided that the Compensation Committee may provide in an award agreement evidencing a grant of stock units that the participant will be entitled to receive dividend equivalent payments in respect of such stock units. Dividend equivalents paid on stock units which vest or are earned based upon the achievement of performance goals will not vest unless such performance goals are achieved. During the period, if any, when stock awards or stock units are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her stock awards or stock units.

        Stock Appreciation Rights.    The 2015 Incentive Plan provides for the grant of SARs, which provide the recipient with the right to receive, upon exercise of the SAR, cash, shares of stock or a combination of the two. The amount that the recipient will receive upon exercise of the SARs generally will equal the excess of the fair market value of the shares of stock on the date of exercise over the fair market value of the shares of stock on the date of grant. SARs will become exercisable in accordance with terms determined by the Compensation Committee. SARs may be granted in tandem with an option grant or independently from an option grant. The term of an SAR cannot exceed ten (10) years from the date of grant.

        Performance-Based Awards.    The 2015 Incentive Plan provides for the grant of performance-based awards, which are awards of options, SARs, restricted stock, stock units, performance shares, OP Units or other awards made subject to the achievement of performance goals over a performance period specified by the Compensation Committee. The Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to financial performance, the participant's performance or such other criteria determined by the Compensation Committee. If the performance goals are met, performance-based awards will be paid in cash, shares of stock or a combination thereof.

        OP Units.    The 2015 Incentive Plan provides for the grant of awards in the form of undivided fractional limited partnership interests in any partnership entity through which the Company conducts its business and that has elected to be treated as a partnership for federal income tax purposes (the "Operating Partnership"), of one or more classes established pursuant to the Operating Partnership's agreement of limited partnership ("OP Units"). Awards of OP Units will be valued by reference to, or otherwise determined by reference to or based on, Common Shares. OP Units awarded under the 2015 Incentive Plan may be (i) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or Common Shares, or (ii) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of OP Units are intended to qualify as "profits interests" within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a recipient who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.

        The Compensation Committee will determine the restrictions and conditions (including vesting conditions) applicable to any OP Units granted under the 2015 Incentive Plan. The award agreement or other award documentation in respect of an award of OP Units may provide that the recipient be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of Common Shares underlying the award or other distributions from the Operating Partnership prior to vesting, as determined at the time of grant by the Compensation Committee, and the Compensation Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional Common Share or OP Units.

        Dividend Equivalents.    The 2015 Incentive Plan provides for the grant of dividend equivalents in connection with the grant of certain equity-based awards. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of stock or a combination of the two. The Compensation Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or SAR.

        Recoupment.    Award agreements for awards granted pursuant to the 2015 Incentive Plan may provide that the award is subject to mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or any obligation to us (including but not limited to a confidentiality obligation). Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to (i) any clawback or recoupment policy adopted to comply with the requirements of any applicable law, rule or regulation, or otherwise, or (ii) any law, rule or regulation which imposes mandatory recoupment.

        Change in Control.    Except as otherwise provided in the applicable award agreement, if the Company experiences a Change in Control (as defined below) in which outstanding awards will not be assumed or continued by the surviving entity: (i) all restricted stock, stock units, OP Units and dividend equivalent rights will vest and the underlying shares will be delivered immediately before the Change in Control, and (ii) at the Compensation Committee's discretion one or both of the following two actions will be taken: (x) all options and SARs will become exercisable 15 days before the Change in Control and terminate upon the consummation of the Change in Control, and/or (y) any options, SARs, restricted stock, stock units, OP Units and/or dividend equivalent rights may be canceled and cashed out in connection with the Change in Control for an amount in cash or securities having a value, in the case of restricted stock, stock units, OP Units and dividend equivalent rights, equal to the formula or fixed price per share paid to the shareholders pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares subject to such options or SARs multiplied by the amount, if any, by which the formula or fixed price per share paid to shareholders pursuant to such Change in Control exceeds the exercise price applicable to such shares. In the event the option exercise price or SAR exercise price of an award exceeds the price per share paid to shareholders in the Change in Control, such options and SARs may be terminated for no consideration. In the case of performance-based awards, actual performance to date will be determined as of the date of the consummation of the Change in Control as determined by the Compensation Committee, and such level of performance will be treated as achieved immediately prior to the occurrence of the Change in Control.

        A Change in Control under the 2015 Incentive Plan means the occurrence of any of the following:

  (a)
  a Person (as defined below) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding common shares of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (c)(i) below;

  (b)
  the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the effective date of the 2015 Incentive Plan, constitute the Board and any new Trustee whose appointment, election, or nomination to the Board was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the effective date of the 2015 Incentive Plan or whose appointment, election or nomination for election was previously so approved or recommended;

  (c)
  there is consummated a merger or consolidation of the Company or any subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities;

  (d)
  there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

  (e)
  there is consummated a complete liquidation or dissolution of the Company.

        For purposes of the foregoing definition of Change in Control, "Person" will have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term will not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

        Section 162(m) of the Code.    Section 162(m) of the Code ("Section 162(m)") generally limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year. However, certain "qualified performance-based compensation" under Section 162(m) is excluded from this limitation. The 2015 Incentive Plan is designed to permit the Compensation Committee to grant awards that constitute qualified performance-based compensation under Section 162(m), but the Compensation Committee is not required under the 2015 Incentive Plan to grant awards that are intended to qualify for this exception. The Company believes that because it qualifies as a real estate investment trust under the Code and pays dividends sufficient to minimize federal income taxes, the payment of compensation that may not satisfy the requirements under Section 162(m) for qualified performance-based compensation will generally not materially affect the Company's net income. For these reasons, the Compensation Committee's compensation policy and practices may not be directly guided by considerations relating to Section 162(m).

        For awards that are intended to satisfy the Section 162(m) exception for qualified performance-based compensation, the awards will be subject to one or more, or any combination, of the following performance goals, as selected by the Compensation Committee: earnings (either in the aggregate or on a per-share basis); growth or rate of growth in funds from operations or funds from operations as adjusted (either in the aggregate or on a per-share basis); growth or rate of growth in earnings (either in the aggregate or on a per-share basis); net income or loss (either in the aggregate or on a per-share basis); cash available for distribution per share; cash flow provided by operations (either in the aggregate or on a per-share basis); growth or rate of growth in cash flow (either in the aggregate or on a per-share basis); free cash flow (either in the aggregate or on a per-share basis); reductions in expense levels (determined either on a Company-wide basis or in respect of any one or more business units); operating cost management and employee productivity; return measures (including on assets, equity or invested capital, whether at the shareholder level, a subsidiary level or an operating unit or division level); growth or rate of growth in return measures (including return on assets, equity or invested capital); share price (including attainment of a specified per-share price during the applicable performance period or growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time); strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets and goals relating to acquisitions or divestitures; measures relating to earnings before interest, taxes, depreciation and amortization; achievement of business or operational goals such as market share and/or business development; and any other business criteria set forth in any Company bonus or incentive plan which has been approved by the Company's stockholders.

        Performance under any of the performance goals described in the preceding paragraph (a) may be used to measure the performance of (i) the Company and its subsidiaries and other affiliates as a whole, (ii) the Company, any subsidiary, and/or any other affiliate or any combination thereof, or (iii) any one or more business units of the Company, any subsidiary, and/or any other affiliate, as the Compensation Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Compensation Committee for such comparison, as the Compensation Committee, in its sole discretion, deems appropriate.

        To qualify as performance-based compensation under Section 162(m):

  (a)
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (b)
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception (the Compensation Committee is expected to meet this requirement);

  (c)
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by shareholders before payment is made (the approval of the 2015 Incentive Plan will constitute approval of the materials terms of the compensation granted thereunder); and

  (d)
  the Compensation Committee must certify in writing before payment of the compensation, that the performance goals and any other material terms were in fact satisfied.

        Amendment or Termination.    The Board may amend, suspend or terminate the 2015 Incentive Plan at any time; provided that no amendment, suspension or termination may impair rights or obligations under any outstanding award without the participant's consent or violate the 2015 Incentive Plan's prohibition on repricing. The shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. The shareholders also must approve any amendment that changes the no-repricing provisions of the 2015 Incentive Plan. The 2015 Incentive Plan has a term of 10 years, but may be terminated earlier by the Board at any time, as described above.

  Federal Income Tax Consequences

        The federal income tax consequences of awards under the 2015 Incentive Plan for participants and the Company will depend on the type of award granted. The following description of tax consequences is intended only for the general information of shareholders. A participant in the 2015 Incentive Plan should not rely on this description and instead should consult his or her own tax advisor.

        Options.    Under current law the grant of an option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Stock Appreciation Rights.    Under current law, the grant of a SAR generally will have no federal income tax consequences for the participant. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash paid and the fair market value of any Common Shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Restricted Stock.    Under current law, the grant of restricted stock generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares on the vesting date. Under Section 83 of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares on the date of grant (less the purchase price for such shares, if any). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Restricted Stock Units and Performance-Based Awards.    Under current law, the grant of a restricted stock unit award or a performance-based award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted stock unit award or performance-based award, in an amount equal to the amount of cash paid and the fair market value of any shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Unrestricted Stock.    Under current law, upon the grant of an award of unrestricted stock, a participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of grant, reduced by the amount, if any, paid for such shares. Upon a participant's disposition of such shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares for more than one year (otherwise, the capital gain or loss will be short-term). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        OP Units.    Under current law, the grant of an award of OP Units generally will have no federal income tax consequences to the participant or the Company. If the OP Units are not vested as of the date of grant, the vesting of the OP Units generally will have no federal income tax consequences to the participant or the Company. Taxable income of the Operating Partnership allocable to the OP Units prior to vesting is taxed as compensation income to the participant subject to withholding taxes unless the participant has made a timely election under Section 83(b) of the Code. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Dividend Equivalents.    Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Certain payments made to employees and other service providers in connection with a Change of Control may constitute "parachute payments" subject to tax penalties imposed on both the Company and the recipient under Sections 280G and 4999 of the Code. In general, when the value of parachute payments equals or exceeds three times the employee's "base amount," the employee is subject to a 20% nondeductible excise tax on the excess over the base amount and the Company is denied a tax deduction for the payments. The base amount is generally defined as the employee's average compensation for the five calendar years prior to the date of the Change of Control. The value of accelerated vesting of restricted stock, options, or other awards in connection with a Change of Control can constitute a parachute payment. The 2015 Incentive Plan contains a modified form of a "safe harbor cap," which limits the amount of potential parachute payments that a recipient may receive to no more than 299% of the recipient's base amount, but only if such cutback results in larger after-tax payments to the recipient.

        New Plan Benefits.    As of April 30, 2015, no awards have been made under the 2015 Incentive Plan. Because benefits under the 2015 Incentive Plan are discretionary and will depend on the actions of the Compensation Committee, the performance of the Company and the value of Common Shares, it is not possible to determine the benefits that will be received if shareholders approve the 2015 Incentive Plan.

 PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act"), we are presenting this proposal, commonly known as a "say-on-pay" proposal, to provide shareholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as described in this Proxy Statement.

        We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading "Compensation Discussion and Analysis," our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying compensation to the achievement of key operating objectives that we believe enhance shareholder value over the long term and by encouraging executive share ownership so that a portion of each executive's compensation is tied directly to shareholder value.

        For these reasons, we are recommending that our shareholders vote "FOR" the following resolution:

"RESOLVED, that the shareholders hereby approve, on a non-binding advisory basis, the compensation of the Company's named executive officers for 2014, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in the Proxy Statement."

        While the vote on this resolution is advisory in nature and therefore will not bind us to take any particular action, our Board of Trustees intends to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the compensation of our named executive officers.

Vote Required and Recommendation

        The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to endorse (on a non-binding advisory basis) the compensation of the Company's named executive officers. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval of the Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for 2015. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our shareholders' best interests. If our shareholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

        The affirmative vote of a majority of votes cast at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Therefore, for purposes of this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Principal Accountant Fees and Services

        Ernst & Young LLP acted as our independent registered public accounting firm for 2014 and 2013. As previously disclosed in our Annual Report on Form 10-K, the fees and expenses for services provided by Ernst & Young LLP to us for the last two fiscal years are listed in the table below:

	2014	2013
Audit fees	$1,781,300	$1,219,307
Audit related fees(1)	360,000	70,500
Tax fees(2)	74,900	23,450
Subtotal	2,216,200	1,313,257
All other fees	1,995	—
Total fees	$2,218,195	$1,313,257

(1)
Audit related fees in 2014 and 2013 related to services provided with respect to our leases.

(2)
The tax fees in 2014 and 2013 were for services involved in reviewing our tax reporting and tax compliance procedures related to our income tax returns for the fiscal years ended December 31, 2013 and 2012, respectively.

Pre-Approval Policies and Procedures

        The Audit Committee has established policies and procedures to review and approve, either pursuant to the Audit Committee's Policy Regarding Pre-Approval of Audit and Non-Audit Services (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, the engagement of the Company's independent auditor to provide any audit or non-audit services to the Company, which policies and procedures are intended to control the services provided by our independent registered public accounting firm and to monitor their continuing independence.

        Under these policies and procedures, no services may be undertaken by the independent registered public accounting firm unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been pre-approved in the Pre-Approval Policy. The maximum charge for services is established by the Pre-Approval Policy or by the Audit Committee when the specific engagement or the category of services is approved.

        All services for which we engaged our independent registered public accounting firm in 2014 and 2013 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2014 and 2013 are set forth above. The Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services because it determined that Ernst & Young LLP providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

AUDIT COMMITTEE REPORT

        The Audit Committee is currently composed of Ms. Robertson and Messrs. Glickman and Linneman. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014 with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2014 with the independent auditors, which are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committees.

        The independent auditors have provided to the Audit Committee the written disclosures regarding the independent auditor's independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed with the independent auditors their independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board the inclusion of the Company's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE
Mary Jane Robertson, Chairman Edward A. Glickman Peter Linneman

 CORPORATE GOVERNANCE AND BOARD MATTERS

2014 Changes in Corporate Governance

        During 2014, our shareholders removed and replaced our Board and we transitioned to being an internally managed REIT. In connection with our internalization, we terminated our relationship with Reit Management & Research LLC ("RMR"), our former external advisor, with respect to our domestic assets. As a result of these significant changes to our organization, we acquired a new and larger Board and implemented various changes to our corporate governance, as further described below.

Changes in the Board of Trustees

        On January 28, 2014, Related Fund Management, LLC and Corvex Management LP (together, "Related and Corvex") filed solicitation materials with the SEC soliciting written consents from our shareholders to remove, without cause, all of our then-trustees, Barry M. Portnoy, Adam D. Portnoy, Joseph L. Morea, William A. Lamkin, Frederick N. Zeytoonjian, Ronald J. Artinian and Ann Logan (collectively, our "Former Trustees"), and any other person or persons elected or appointed to the Board prior to the effective time of the consent solicitation. On March 18, 2014, Related and Corvex delivered to us written consents purported to be from a sufficient number of holders of our outstanding common shares, to remove, without cause, all of our Former Trustees. After inspection, the Board certified the results of the written consent solicitation on March 25, 2014, whereupon all of our Former Trustees were removed.

        We held a special meeting of shareholders on May 23, 2014 (the "2014 Special Meeting") for the purpose of electing new trustees to fill the vacancies created by removal of our Former Trustees. At the 2014 Special Meeting, the following individuals were elected to the Board: Sam Zell, James S. Corl, Edward A. Glickman, David Helfand, Peter Linneman, James L. Lozier, Jr. and Kenneth Shea. On July 31, 2014 at our 2014 annual meeting of shareholders, our shareholders elected the following four additional trustees to our Board: Martin L. Edelman, Mary Jane Robertson, Gerald A. Spector and James A. Star. Our Board currently consists of these 11 individuals.

        Unless specifically indicated otherwise, references to our "Board" or "trustees" are to the Board and the trustees elected at and following the 2014 Special Meeting.

Other Corporate Governance Changes

        Following the removal and replacement of our trustees at the 2014 Special Meeting, our new Board reviewed our governing documents and determined that they should be amended to reflect customary, market-based provisions consistent with the corporate governance documents of many other public REITs, to reflect our transition to an internally managed company and to more closely align with Maryland law. Therefore, at a meeting on June 5, 2014, the Board adopted the following new governing documents:

  •
  Amendments to the Charter;

  •
  Amended and Restated Bylaws;

  •
  Corporate Governance Guidelines;

  •
  Code of Business Conduct and Ethics; and

  •
  Charters of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        Our shareholders approved all of the Charter amendments proposed by our Board at the 2014 annual meeting of shareholders. Therefore, our amended Charter and Amended and Restated Bylaws became effective July 31, 2014.

        Unless specifically indicated otherwise, references to our corporate governance practices and principles or any of our governing documents in this Proxy Statement are to those practices, principles and documents established and adopted by our new Board and trustees after the 2014 Special Meeting.

Corporate Governance Profile

        Our corporate governance is structured in a manner that the Board believes closely aligns our interests with those of our shareholders. Notable features of our corporate governance structure include the following:

  •
  our Board is not staggered, with each of our trustees subject to re-election annually;

  •
  our Charter requires that in uncontested trustee elections, each trustee must be elected by at least a majority of votes cast in his or her election;

  •
  of the 11 persons who currently serve on our Board, 9, or 82% of our trustees, have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Exchange Act;

  •
  we have determined that at least one of our trustees qualifies as an "audit committee financial expert" as defined by the SEC;

  •
  we have opted out of the Maryland business combination and control share acquisition statutes; and

  •
  we do not have a shareholder rights plan (commonly known as a "poison pill").

        Our Charter and bylaws provide that the number of trustees constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of trustees may not be greater than 13 and may not be decreased to fewer than three.

        There are no family relationships among our executive officers and trustees. The Board has affirmatively determined that all of our trustee nominees except Mr. Zell, the Chairman of the Board, and Mr. Helfand, our President and Chief Executive Officer, are independent under applicable NYSE and SEC rules.

Board Leadership Structure

        Sam Zell has served as Chairman and David Helfand has served as our President and Chief Executive Officer since May 2014. The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. However, it evaluates the combined role of Chairman and Chief Executive Officer as part of the succession planning process, and the Board has determined that, based on Messrs. Zell and Helfand's combined experience, it is in our best interests and the best interests of our shareholders at this time to separate the roles.

        To strengthen the role of our independent trustees and encourage independent Board leadership, the Board has established the position of lead independent trustee. Currently, Mr. Linneman serves as our lead independent trustee. In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent trustee include, among others:

  •
  serving as liaison among (i) management, including the Chief Executive Officer, (ii) our other independent trustees, (iii) employees reporting misconduct that by their nature cannot be brought to management and (iv) interested third parties and the Board;

  •
  presiding at executive sessions of the independent trustees;

  •
  serving as the focal point of communication to the Board regarding management plans and initiatives;

  •
  ensuring that the role between Board oversight and management operations is respected;

  •
  providing the medium for informal dialogue with and among independent trustees, allowing for free and open communication within that group; and

  •
  serving as the communication conduit for third parties who wish to communicate with the Board.

        Our lead independent trustee will be selected on an annual basis by a majority of the independent trustees then serving on the Board.

Executive Sessions

        Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management trustees, our Board devotes a portion of each regularly scheduled board meeting to executive sessions without management participation. In addition, our Corporate Governance Guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE's listing standards, at least one such executive session convened per year shall include only independent trustees, at which the lead trustee presides.

Attendance of Trustees at 2014 Board Meetings and Annual Meeting of Shareholders

        Seven of our current trustees were first elected to our Board upon removal of all of our former trustees at the 2014 Special Meeting, and four of our current trustees were first elected at our 2014 annual meeting of shareholders on July 31, 2014. During the year ended December 31, 2014, our former trustees held six Board meetings and took two actions by written consent prior to their removal. Thereafter, our Board held seven meetings and took three actions by unanimous written consent in 2014. In 2014, each trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of our current trustees attended our 2014 annual meeting of shareholders. In accordance with our Corporate Governance Guidelines, trustees are expected to attend the annual meeting of shareholders.

Committees of the Board

        Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees must have at least three members who are each independent trustees, as that term is defined in the NYSE listing standards. Our Board may from time to time establish other committees to facilitate the management of our Company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Trustee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James S. Corl			X
Martin L. Edelman			X (Chair)
Edward A. Glickman	X*
Peter Linneman	X*
James L. Lozier, Jr.		X
Mary Jane Robertson	X* (Chair)
Kenneth Shea		X (Chair)
Gerald A. Spector		X
James A. Star			X

*
Audit committee financial expert

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate under written charters adopted by the Board. These charters are available on our website at www.eqcre.com.

  Audit Committee

        The Audit Committee consists of Ms. Robertson and Messrs. Glickman and Linneman, with Ms. Robertson serving as its Chairman. The Audit Committee Charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act and applicable rules and regulations of the SEC, all as in effect from time to time. Our Board has determined that all of the members of the Audit Committee meet the foregoing requirements. The Board also has determined that Ms. Robertson, Mr. Glickman and Mr. Linneman each qualify as an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards.

        The Audit Committee Charter sets forth the principal functions of the Audit Committee, which include overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audits of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function;

  •
  the review of all related party transactions in accordance with our related party transactions policy; and

  •
  our overall risk profile.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

        During the year ended December 31, 2014, the former members of our Audit Committee held one meeting and took one action by written consent prior to their removal. Thereafter, the new members of our Audit Committee held five meetings in 2014.

  Compensation Committee

        The Compensation Committee consists of Messrs. Shea, Lozier and Spector, with Mr. Shea serving as its Chairman. The Compensation Committee Charter requires that all members of the committee meet the independence requirements of the NYSE, applicable rules and regulations of the SEC, any other applicable rules relating to independence, qualify as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and qualify as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, all as in effect from time to time. Our Board has determined that all of the members of the Compensation Committee meet the foregoing requirements.

        The Compensation Committee Charter sets forth the principal functions of the Compensation Committee, which include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  determining the number of shares underlying, and the terms of, stock option and restricted stock awards to be granted to our trustees, executive officers and other employees pursuant to these plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees.

        The Compensation Committee Charter permits the committee to delegate its authority to its members as the committee deems appropriate, provided that any delegate must report any actions taken by the delegate to the full committee at its next regularly scheduled meeting. The Compensation Committee has not delegated its authority to any member of the committee.

        During the year ended December 31, 2014, the former members of our Compensation Committee held two meetings prior to their removal. Thereafter, the new members of our Compensation Committee held five meetings and took one action by unanimous written consent.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of Messrs. Edelman, Corl and Star, with Mr. Edelman serving as its Chairman. The Compensation Committee Charter requires that all members of the committee meet the independence requirements of the NYSE, applicable rules and regulations of the SEC and any other applicable rules relating to independence, all as in effect from time to time. Our Board has determined that all of the members of the Compensation Committee meet the foregoing requirements.

        The Nominating and Corporate Governance Committee sets forth the principal functions of the Nominating and Corporate Governance Committee, which include:

  •
  identifying, recruiting and recommending to the full Board qualified candidates for election as trustees and recommending a slate of nominees for election as trustees at each annual meeting of shareholders;

  •
  developing and recommending to the Board Corporate Governance Guidelines, including the committee's selection criteria for trustee nominees, and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual trustees, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        During the year ended December 31, 2014, the former members of our Nominating and Corporate Governance Committee held one meeting prior to their removal. Thereafter, the new members of our Nominating and Corporate Governance Committee held two meetings in 2014.

Trustee Nominee Selection Process

        Our Corporate Governance Guidelines set forth minimum qualifications that trustee candidates must possess. At a minimum, a trustee candidate must possess:

  •
  integrity;

  •
  an ability to exercise sound judgment;

  •
  an ability to make independent analytical inquiries;

  •
  an ability and willingness to devote adequate time and resources to diligently perform Board duties;

  •
  appropriate and relevant business experience and acumen; and

  •
  a reputation, both personal and professional, consistent with our image and reputation.

        The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating trustee candidates. A trustee candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, shareholders, employees and other stakeholders.

        The Nominating and Corporate Governance Committee will seek to identify trustee candidates based on input provided by a number of sources, including (a) members of the Nominating and Corporate Governance Committee, (b) our trustees, and (c) our shareholders. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.

        As part of the candidate identification process, the Nominating and Corporate Governance Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee also will take into account whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Nominating and Corporate Governance Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee's process of recommending trustee candidates. The Nominating and Corporate Governance Committee evaluates the performance of each current trustee and considers the results of such evaluation when determining whether to recommend the nomination of such trustee for an additional term. All candidates submitted by shareholders will be evaluated in the same manner as all other trustee candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which trustees are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

        At an appropriate time after a vacancy arises on the Board or a trustee advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above.

        Pursuant to our bylaws, any nominee for trustee that is not elected by the vote required by our bylaws and who is an incumbent trustee will promptly tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation, or whether other action should be taken.

Board Oversight of Risk Management

        One of the key functions of our Board is informed oversight of our risk management process. Our Board will administer this oversight function directly, with support from its three standing committees, the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight as follows:

  •
  Audit Committee:  The Audit Committee, which meets at least quarterly and reports its findings to the Board, will perform a lead role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee will review periodic reports from our independent registered public accounting firm regarding potential risks, including risks related to our internal controls. Our Audit Committee also will annually review, approve and oversee an internal audit plan developed by our internal auditing personnel with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes, and periodically meet with our internal auditing personnel to review the results of our internal audits, and direct or recommend to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

  •
  Compensation Committee:  The Compensation Committee, in consultation with the Company's executive officers, reviews the Company's policies and procedures with respect to risk assessment and risk management for compensating all employees of the Company, including non-executive employees, on an annual basis and periodically reports its findings to the Board. The Compensation Committee does not believe there are any risks from the Company's compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company.

  •
  Nominating and Corporate Governance Committee:  The Nominating and Corporate Governance Committee will monitor the general operations of the Board and the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

        The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to effectively monitor the risks discussed above.

Corporate Governance Guidelines

        Our Corporate Governance Guidelines reflect the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines address, among other things:

  •
  the responsibilities and qualifications of trustees, including trustee independence;

  •
  the functioning of the Board;

  •
  the responsibilities, composition and functioning of the Board committees;

  •
  the appointment and role of the lead independent trustee;

  •
  principles of trustee compensation; and

  •
  management succession and review.

        A copy of the Corporate Governance Guidelines is available on our website at www.eqcre.com.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics applies to trustees, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

        Any waiver of any provision of the Code of Business Conduct and Ethics for our executive officers or trustees may be made only by the Nominating and Corporate Governance Committee or another committee of our Board comprised solely of independent trustees or a majority of our independent trustees. Any such waiver for our executive officers or trustee will be disclosed to shareholder within four business days of such waiver. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

        A copy of the Code of Business Conduct and Ethics is available on our website at www.eqcre.com.

Communications with the Board

        As described in our Corporate Governance Guidelines, shareholders and other interested parties may communicate with the Board by communicating directly with our lead independent trustee by sending written correspondence to the "Lead Trustee" c/o the Chief Financial Officer of Equity Commonwealth, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, who will then directly forward such correspondence to the lead independent trustee. The lead independent trustee will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has ever been an officer or employee of the Company, and no member of the Compensation Committee had any relationships requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the Board or Compensation Committee. Accordingly, during 2014 there were no interlocks with other companies within the meaning of the SEC's proxy rules.

 EXECUTIVE OFFICERS

        The following are the ages and the positions and offices held by each of our executive officers. Unless otherwise specified, the business address of the executive officers is c/o Equity Commonwealth, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606.

Name	Position With the Company	Age as of the Annual Meeting
David Helfand	Trustee, President and Chief Executive Officer	50
David S. Weinberg	Executive Vice President and Chief Operating Officer	46
Adam S. Markman	Executive Vice President, Chief Financial Officer and Treasurer	50
Orrin S. Shifrin	Executive Vice President, General Counsel and Secretary	48

        Our executive officers serve at the discretion of the Board. Please see "Proposal 1: Election of Trustees—Biographies of Trustee Nominees" for the biography of David Helfand.

        David S. Weinberg has been our Executive Vice President and Chief Operating Officer since May 2014. Prior to joining us, Mr. Weinberg served as the Chief Investment Officer of EQX Real Estate Partners, L.P., a private investment firm ("EQX"), from January 2014 and worked on real estate and real-estate related investments for Equity Group from January 2012 to December 2013. Prior to joining Equity Group, from 2007 through 2011, Mr. Weinberg was responsible for investments in the multifamily and office sectors at Helix Funds and oversaw Helix Funds' dispositions for ARC. Mr. Weinberg also served as Vice President of Investments and Asset Management at EOP where he worked from 2003 to 2007. In this role, he participated in over $6 billion of investment activity and oversaw EOP's 16 million-square-foot office portfolio in Southern California. Earlier in his career, Mr. Weinberg was Vice President of acquisitions at LaSalle Investment Management and an attorney at the law firm of Sidley Austin LLP. Mr. Weinberg received his J.D. from Northwestern University School of Law and graduated with highest honors with a B.S. from the University of Illinois.

        Adam S. Markman has been our Executive Vice President, Chief Financial Officer and Treasurer since July 2014. Mr. Markman served as Managing Director of Green Street Advisors, Inc., a real estate research firm ("Green Street"), where he worked from 1994 to 2014. While at Green Street, Mr. Markman was in charge of the firm's consulting and advisory practice, played a key role in the firm's investment arm for real estate investment trusts and previously led the firm's retail and lodging research efforts. Mr. Markman has also served as a real estate consultant at Kenneth Leventhal & Co. Mr. Markman was a member of Green Street's Board of Directors, and currently sits on Mark IV Capital's Board of Directors and the Executive Committee of UC Irvine's Center for Real Estate. He is also a member of the National Association of Real Estate Investment Trusts (NAREIT) and the Urban Land Institute (ULI). Mr. Markman earned his M.B.A. in Finance/Real Estate from Columbia University and a B.A. from U.C. Berkeley.

        Orrin S. Shifrin has been our Executive Vice President, General Counsel and Secretary since May 2014. Prior to joining us, Mr. Shifrin served as General Counsel, Secretary and Chief Compliance Officer of EQX from January 2014 and handled legal matters for Equity Group's real estate investment activity. Mr. Shifrin currently serves as the General Counsel and Secretary for Helix Funds where he has participated in the acquisition, management and disposition of over $2.2 billion in real estate assets. Mr. Shifrin also previously served as the General Counsel for ARC. Prior to joining Helix Funds, Mr. Shifrin served as a Principal at Terrapin Properties, LLC, a privately-held real estate investment and development company ("Terrapin"), where he worked from October 2002 to April 2005 and where his role involved general counsel duties, business development and operations. While at Terrapin, Mr. Shifrin was involved in over $200 million of residential and commercial real estate-related transactions. Prior to joining Terrapin, Mr. Shifrin was a Partner at the law firm of Katten Muchin

Rosenman, where he worked for over 10 years. Mr. Shifrin received his J.D. from Northwestern University School of Law and graduated with highest honors with a B.S. from the University of Illinois.

        Messrs. Weinberg and Shifrin are expected to have limited involvement in the activities of Equity Group, and Mr. Shifrin is expected to have limited involved in the activities of Helix Funds for a period of time. Messrs. Weinberg and Shifrin have each been an employee of or otherwise involved in the operation of Equity Group and may be involved in transitioning the management of certain Equity Group assets or responsibilities. Additionally, Messrs. Weinberg and Shifrin have each been an employee of or otherwise involved with Helix Funds. Helix Funds has sold substantially all of its assets and is in the process of winding up its affairs. This winding up process may require limited involvement of Mr. Shifrin.

 COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

        This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's named executive officers for 2014 (i.e., officers for whom compensation disclosure is required to be made herein under SEC rules), who include the following individuals, who are our current executive officers:

Name	Title
David A. Helfand	President and Chief Executive Officer
David S. Weinberg	Executive Vice President and Chief Operating Officer
Adam S. Markman	Executive Vice President, Chief Financial Officer and Treasurer
Orrin S. Shifrin	Executive Vice President, General Counsel and Secretary

        Messrs. Helfand, Weinberg and Shifrin joined the Company on May 23, 2014, and Mr. Markman joined the Company on July 14, 2014.

        Our named executive officers for 2014 also include the following individuals, who were officers of the Company prior to the change in control of our Board that occurred on March 25, 2014:

Name	Title
Adam D. Portnoy	President
John C. Popeo	Treasurer and Chief Financial Officer

        Prior to May 23, 2014, we were externally managed and did not have any employees. Messrs. Portnoy and Popeo, who served as non-employee executive officers, resigned from their respective positions with the Company effective May 23, 2014. Messrs. Portnoy and Popeo did not receive any compensation from the Company for their service as non-employee executive officers during 2014. Accordingly, this Compensation Discussion and Analysis describes the compensation of Messrs. Helfand, Weinberg, Markman and Shifrin.

Overview of Company Performance during 2014

        2014 was a year of significant change for our Company. On March 25, 2014 our former trustees were removed, and, on May 23, 2014, our new board of trustees was elected, at which time we also became an internally, rather than externally, managed REIT. We also overhauled corporate governance, strengthened the balance sheet and began to build a cohesive culture to set the foundation for long-term value creation for our shareholders. More specifically, we accomplished the following during 2014:

  Overhauled Corporate Governance to Align Interests with Shareholders

  •
  Replaced our Board of Trustees with 11 new high-quality board members

  •
  Revised Declaration of Trust, Bylaws, committee charters, and company policies

  •
  Terminated our Renewed Rights Agreement, commonly known as a "poison pill"

  •
  Aligned compensation with shareholder interests

  Separated from Prior External Manager

  •
  Entered into a termination agreement with RMR, our former external advisor, to end that relationship with respect to our domestic assets

  •
  Changed our name to Equity Commonwealth and ticker symbol to EQC

  •
  Built a hand-picked team of 60+ employees across all key functional areas to run the Company

  •
  Contracted with CBRE for property-level management and property-level accounting

  Conducted Asset-By-Asset Review of Portfolio

  •
  Performed asset-by-asset reviews of the portfolio to attain a better understanding of markets, lease economics, operating expenses, capital costs, and deferred maintenance

  •
  Determined that: (i) portfolio was undervalued and undermanaged, (ii) properties were reasonably well maintained, and (iii) value creation opportunities exist

  •
  Developed disposition strategy to sell $2-$3 billion of assets over 24-36 months

  •
  Emphasized improvement of leasing and operations by developing relationships and focusing on responsiveness and execution

  Strengthened Balance Sheet

  •
  Sold $215 million asset portfolio

  •
  Sold entire stake in Select Income REIT (SIR) for approximately $705 million

  •
  Repaid approximately $800 million in debt

  •
  Worked to recast revolver and term loan to improve pricing and extend term to 5-year and 7-year tranches with closing in January 2015

Overview of Executive Compensation Program

        At the time our current named executive officers commenced employment with the Company, the Compensation Committee established initial base salaries for each of them. After retaining the services of an independent compensation consultant, FPL Associates L.P. ("FPL"), on October 28, 2014, the Compensation Committee made certain equity grants and adopted a new executive compensation program for the Company's executive officers, including the named executive officers, as described herein. The compensation program, which supports a pay-for-performance system across both short-term and long-term performance, is summarized below.

Compensation Snapshot: What We Pay and Why

	OBJECTIVES	KEY FEATURES
Base Salary	• Recognize ongoing performance of job responsibilities	• Fixed compensation paid in cash
	• Provide a regular source of income so employees can focus on day-to-day responsibilities	• Based on competitive pay, taking into account job scope, position, knowledge, skills and experience
Short-Term Incentive Program (STIP)	• Motivate the achievement of company and individual strategic objectives on an annual basis	• Variable cash compensation based on achievement of pre-defined annual performance goals
	• Balances objectivity with subjectivity in an effort to support the company's business plan	• Funded upon achievement of corporate goals (33%) and business unit/individual goals (67%)
Long-Term Incentive Program (LTIP)*

•

Encourages executives to achieve multi-year strategic and financial objectives to create shareholder value

•

Aligns the interests of executives with the interests of stockholders

•

Provides a retention mechanism with vesting over a multi-year period

•

Performance-based equity compensation with a majority (67%) based on achievement of pre-defined forward looking performance-goals and the remainder (33%) based on service with the Company

•

Performance is based on relative TSR over a three-year performance period (vs. the TSRs of the companies that comprise the NAREIT Office Index) with a modifier (reduction) applied for absolute TSR performance that is negative

•

For the time-based awards, vesting is back-end loaded (50% vests on the fourth anniversary)

*
As described under Elements of Compensation, the Compensation Committee also granted one-time special awards in October 2014 although it does not anticipate these awards to be a recurring portion of our compensation program. These awards, which are one-time in nature, are 67% performance-based, subject to similar requirements to the Long-Term Incentive Program described above.

        We believe that the structure of our executive compensation program, as outlined above, will contribute to our achievements and strikes an appropriate balance between the need to attract and retain executives while enabling our executives to execute the Company's strategy. With a majority of each executive's compensation opportunity "at risk", we believe the interests of the executives are appropriately aligned with the interests of stockholders and linked with Company performance.

        The following charts illustrate the target mix between compensation elements for our Chief Executive Officer and the average of our other named executive officers. For our Chief Executive Officer and other named executive officers, the majority (65% and 60%, respectively) of their total target compensation is at-risk, performance-based compensation (i.e., the annual cash bonus and

RSUs). For our Chief Executive Officer and other named executive officers, the majority (67% and 57%, respectively) of their total target compensation is allocated to long-term incentive (equity) pay subject to various additional performance and vesting criteria while a minority portion is cash-based, further enhancing our named executive officers' alignment with our shareholders.

Target Pay Mix—CEO	Target Pay Mix—Avg. Other NEOs*

*
The totals in the charts may not equal the sum of the components due to rounding.

        The following chart illustrates that with respect to the LTIP portion of at-risk pay, a significant portion is subject to future performance requirements based on relative total shareholder return vs. our peers while a limited portion is based on continued service with the Company. The allocation of performance-based and time-based awards is consistent between our CEO and other named executive officers. We believe this structure encourages performance yet promotes retention in a period whereby we have just undergone significant change at our organization.

LTIP Target Pay Allocation

Compensation Objectives and Philosophy

        Our compensation program, as approved by the Compensation Committee for 2015 is designed generally to accomplish four key principal objectives:

  1.
  attract, retain and reward effective executive officers who create long-term value for the Company's shareholders;

  2.
  align the long-term interests of our executive officers with the interests of the Company and the Company's shareholders;

  3.
  reward financial and operating performance and leadership excellence; and

  4.
  motivate executives to remain at the Company for the long-term.

        To achieve our objectives, we compensate our named executive officers using a combination of the following components: (1) base salary, (2) annual cash incentive compensation, (3) long-term at-risk time and performance-based equity compensation, and (4) other employee benefits.

        The table below highlights certain practices that we have utilized and others that we have avoided because we believe doing so is in the interests of our stockholders:

☑	Pay for Performance. Compensation paid under our annual incentive program and our LTIP is based on a mixture of performance metrics. The leading metric is our relative total shareholder return compared to the total shareholder returns of the companies that comprise the NAREIT Office Index, with a modifier applied if our return is negative.	☒	No Single Trigger Change in Control Provisions. Upon change in control, a qualified termination must occur for award acceleration to occur (12-month window period).
☑
	Pay for Performance Compensation Mix. The overall compensation opportunity that is fixed is limited while a significant portion is at-risk and can only be earned based on the achievement of certain criteria.	☒	No Perquisites and No Gross-Ups. We do not provide any supplemental executive retirement plans, company cars, club memberships or other perquisites.
☑
	Stock Ownership Guidelines. We recently adopted ownership guidelines for the CEO and other named executive officers, requiring 5x and 3x base salary, respectively. In addition, all non-employee trustees must hold common stock of 4x their annual retainer.	☒	Limited Retirement and Health Benefits. We do not have a defined benefit plan.
☑	Clawback Policy. Our clawback policy applies to the CEO/CFO in the event of a material restatement of Company's financials as a result of misconduct.	☒	No Hedging or Pledging of Company Stock. Our Insider Trading Policy prohibits our trustees and employees from engaging in hedging and pledging activities.
☑	Independent Compensation Consultant. The Compensation Committee retained an independent compensation consulting firm, FPL Associates, with expertise in the REIT industry.	☒
No Gross-Ups for Excess Parachute Payments. We do have any arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

☑	Compensation Risk Assessment. The Compensation Committee conducted a compensation risk assessment to ensure that the executive compensation program does not encourage excessively risky behaviors.	☒	No Dividends on Unearned Performance Awards. We will not pay dividends with respect to performance-based awards unless and until the awards are earned, at which time each holder of an earned award will receive an amount in cash equal to the aggregate amount of ordinary cash dividends that would have been paid in respect of the common shares underlying the award had such shares been issued to the holder on the first day of the performance period. Thereafter, dividend equivalents will be paid currently on earned awards.

Compensation Determination Process

Role of the Compensation Committee and Management

        The Compensation Committee reviews and approves the corporate goals and objectives with respect to the compensation of the Company's named executive officers on an annual basis. The Compensation Committee evaluates the performance of each named executive officer in light of such corporate goals and objectives and, on the basis of such evaluation, determines and approves the compensation paid to such executives. Our chief executive officer makes recommendations to the Compensation Committee regarding the compensation of the named executive officers other than the chief executive officer.

        In determining the appropriate compensation for the Company's named executive officers, the Compensation Committee considers the Company's performance and relative shareholder return, the amount of compensation payable, including incentive awards, to similarly-situated officers at comparable companies, any shareholder vote on compensation and any other factors the Compensation Committee deems necessary or appropriate in its discretion. The Compensation Committee seeks to ensure that our compensation plans are designed with an appropriate balance of risk and reward in relation to the Company's overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. In addition, the Compensation Committee seeks to ensure that our programs encourage high performance, promote accountability and align our named executive officers' interests with those of our shareholders.

The Role of the Compensation Consultant

        Under its charter, the Compensation Committee has the sole authority to retain and terminate outside legal or other advisors to the Compensation Committee as it deems necessary and appropriate in its sole discretion, including compensation consultants. In 2014, the Compensation Committee engaged FPL to advise it on matters related to the compensation of our executive officers and our compensation plans, including assisting it in developing a new executive compensation program. FPL is engaged by, and reports directly to, the Compensation Committee, which has the sole authority to retain or terminate FPL and to approve the consultant's fees and other retention terms. FPL provides no other services to the Company. The Compensation Committee has reviewed the independence of FPL in light of SEC rules and NYSE listing standards regarding compensation consultants and has concluded that FPL's work for the Compensation Committee is independent and does not raise any conflict of interest.

Use of Benchmarking and Peer Group Data

        The Compensation Committee uses peer group data as one tool in assessing and determining pay for our executive officers. Competitive market data is intended to provide a framework for current market pay practices, trends, best practices, and overall industry performance. We believe this use of peer company data is consistent with how stockholders and proxy advisory firms use such data. However, over reliance on market data can provide a false illusion of accuracy and therefore, we also factor in an individual's personal contributions to the organization, unique qualifications and skills sets, the particular circumstances of our Company at this time, and ultimately strive to create compensation magnitudes that are appropriate for the risk profile of our Company today and over the longer-term. As an initial reference point, the market median (or a reasonable range above/below the median) for each compensation element serves as an indicator of competitive market trends and the Compensation Committee uses it as a starting point when setting each of our named executive officer's compensation.

        The Compensation Committee retained FPL in June of 2014 to, among other things: (1) benchmark our executive compensation against our peers and assist in developing compensation objectives; (2) analyze trends in compensation in the marketplace generally and among our peers specifically; and (3) recommend the components and amounts of compensation for our executive officers.

        As a first step, with recommendations from FPL, the Compensation Committee selected the companies to be included in our peer group based on best market practices for peer group selection while recognizing that our particular company circumstance is unique, and as such, direct peers are difficult to find. Ultimately, a variety of factors were utilized to determine our peer groups including (1) REITs that are comparable to us based on size, (2) asset class (office), and/or (3) REITs with a higher degree of complexity and management intensive operations. As a result, both a Public REIT Peer Group was utilized as well as an Office REIT Subset Peer Group.

        The following tables contain the names of each peer company within both peer groups and certain additional information about each such company provided by FPL in 2014, as well as how our "rank" relative to both peer groups compares on certain size criteria.

Public REIT Peer Group

Name	Property Focus	Headquarters	Total Area Sq. Footage (in millions)		Total Market Capitalization (in billions)
Alexandria Real Estate Equities, Inc.	Office	Pasadena, CA	16.5		$10.3
BioMed Realty Trust	Office	San Diego, CA	16.1		$7.2
Boston Properties, Inc.	Office	Boston, MA	58.9		$33.7
Brandywine Realty Trust	Office	Radnor, PA	30.1		$5.7
Camden Property Trust	Multi-Family	Houston, TX	NA		$9.3
Columbia Property Trust, Inc.	Office	Atlanta, GA	16.5		$5.1
Douglas Emmett, Inc.	Office	Santa Monica, CA	15.1		$8.2
Highwoods Properties, Inc.	Office	Raleigh, NC	31.1		$6.3
Home Properties, Inc.	Multi-Family	Rochester, NY	NA		$6.9
Hudson Pacific Properties, Inc.	Office	Los Angeles, CA	6.3		$3.2
Liberty Property Trust	Diversified	Malvern, PA	105.5		$8.9
Piedmont Office Realty Trust, Inc.	Office	Johns Creek, GA	21.9		$5.1
PS Business Parks, Inc.	Diversified	Glendale, CA	29.7		$4.0
Regency Centers Corporation	Shopping Center	Jacksonville, FL	37.3		$8.3
W.P. Carey, Inc.	Diversified	New York, NY	81.1		$11.3
Weingarten Realty Investors	Shopping Center	Houston, TX	47.4		$6.6
Median			29.9		$7.1
Average			36.7		$8.8
Equity Commonwealth	Office	Chicago, IL	42.9		$6.1
Relative Percentile Rank			73	%-ile	32	%-ile

Office REIT Subset Peer Group

Name	Property Focus	Headquarters	Total Area Sq. Footage (in millions)		Total Market Capitalization (in billions)
Alexandria Real Estate Equities, Inc.	Office	Pasadena, CA	16.5		$10.3
BioMed Realty Trust	Office	San Diego, CA	16.1		$7.2
Boston Properties, Inc.	Office	Boston, MA	58.8		$33.7
Brandywine Realty Trust	Office	Radnor, PA	30.1		$5.7
Columbia Property Trust, Inc.	Office	Atlanta, GA	16.5		$5.1
Douglas Emmett, Inc.	Office	Santa Monica, CA	15.1		$8.2
Highwoods Properties, Inc.	Office	Raleigh, NC	31.1		$6.3
Hudson Pacific Properties, Inc.	Office	Los Angeles, CA	6.3		$3.2
Piedmont Office Realty Trust, Inc.	Office	Johns Creek, GA	21.9		$5.1
Median			16.5		$6.3
Average			23.6		$9.4
Equity Commonwealth	Office	Chicago, IL	42.9		$6.1
Relative Percentile Rank			93	%-ile	47	%-ile

Elements of Compensation

  Base Salary

        We pay our named executive officers base salaries to provide them with a predictable and stable source of cash income in order to compensate them for performing the requirements of their respective positions and to retain and motivate them.

        On June 5, 2014, the Compensation Committee approved interim annual base salaries for each of Messrs. Helfand, Weinberg and Shifrin in the amounts of $600,000, $450,000 and $450,000, respectively. On July 31, 2014, the Compensation Committee set Mr. Markman's interim annual base salary at $450,000, retroactive to July 14, 2014 (his start date with the Company). In determining the interim annual base salaries for each named executive officer, the Committee considered the base salaries of similarly situated executives at the companies in the Company's peer group. The 2014 interim annual base salary of each named executive officer ranked in line with the median base salary of similarly situated executives at companies in the Peer Group. On October 28, 2014, the Compensation Committee determined to leave these base salaries unchanged for 2015 as the Compensation Committee believes that these base salary levels are appropriate.

Named Executive Officer	2014 Base Salary	2015 Base Salary	Percent Change
David A. Helfand	$600,000	$600,000	0%
David S. Weinberg	$450,000	$450,000	0%
Adam S. Markman	$450,000	$450,000	0%
Orrin S. Shifrin	$450,000	$450,000	0%

        The Compensation Committee will review each named executive officer's annual base salary on an annual basis, and any adjustments to an executive's base salary will be based on the Compensation Committee's evaluation of the executive's performance in light of the corporate goals and objectives established by the Compensation Committee each year with respect to the compensation of the executive officers. In determining the appropriate annual base salary for each named executive officer, the Compensation Committee will also consider the Company's performance and relative shareholder return, the amount of compensation payable to similarly-situated officers at comparable companies, any shareholder vote on compensation and any other factors the Compensation Committee deems necessary or appropriate in its discretion.

  Annual Cash Incentive Compensation

        On October 28, 2014, the Compensation Committee approved a new Short-Term Incentive Program (the "STIP"), which is a cash bonus incentive program pursuant to which the Company's named executive officers are eligible to receive an annual cash bonus based on the achievement of certain performance criteria for the applicable fiscal year, as determined by the Compensation Committee. The purpose of the STIP is to encourage outstanding Company and individual performance by motivating the Company's executives to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives. STIP bonuses are paid 100% in cash.

        The STIP bonuses for fiscal year 2014 for the named executive officers were based solely on the Compensation Committee's subjective determination of the executive's performance during the year due to the fact that our named executive officers joined the Company midstream in 2014, making it not feasible to establish specific performance goals for 2014. The threshold, target and maximum annual bonus amounts for Messrs. Helfand, Weinberg, Markman and Shifrin under the STIP, as a percentage of their respective annual base salaries, were as follows:

Named Executive Officer	Threshold	Target	Maximum
David A. Helfand	75%	150%	225%
David S. Weinberg	50%	100%	150%
Adam S. Markman	50%	100%	150%
Orrin S. Shifrin	50%	100%	150%

        On January 28, 2015, the Compensation Committee approved the following cash bonus awards under the STIP for the named executive officers for fiscal year 2014: (i) Mr. Helfand, $1,250,000; (ii) Mr. Weinberg, $625,000; (iii) Mr. Markman, $575,000; and (iv) Mr. Shifrin, $625,000. The amount of the bonus awards was based on the Compensation Committee's evaluation of each executive's individual performance and length of service during the 2014 fiscal year. The Compensation Committee considered, among other things, each of the executive's contributions in the transition from external management, improvement of the Company's financing structure, integration of new employees, executive officers and Board members, development and implementation of the Company's disposition strategy, and our performance during 2014, as described above in the section entitled "Compensation Discussion and Analysis—Overview of Company Performance During 2014."

  Long-Term Equity Compensation

  Special Awards

        On October 28, 2014, the Compensation Committee approved a special, one-time grant of restricted shares and restricted share units ("RSUs") to certain officers and employees of the Company, including the named executive officers (the "Special Awards"). The Special Awards, which were granted under the Equity Commonwealth 2012 Equity Compensation Plan, as amended (the "2012 Equity Plan"), are intended to serve as inducement awards and provide further alignment between key employees of the Company and the Company's shareholders. The Compensation Committee does not expect the Special Awards to be a recurring portion of our compensation program. 33% of each named executive officer's Special Award is in the form of restricted shares subject to time-based vesting conditions and 67% is in the form of RSUs subject to both time-based and performance-based vesting conditions. The Compensation Committee believes that it was appropriate to use a combination of time and performance based awards in order to attract and retain talented executives and key employees, and to link compensation to performance of the Company's stock over a multi-year period.

        On October 28, 2014, Mr. Helfand was granted 155,917 restricted shares and each of Messrs. Weinberg, Markman and Shifrin were granted 51,972 restricted shares. The restricted shares granted to the named executive officers have time-based vesting and will vest 25% on the second anniversary of the grant date, 25% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject to the executive's continued employment with the Company through the applicable vesting date. Each restricted share entitles the named executive officer to receive any dividends declared on the Common Shares beginning on the grant date of the restricted share.

        On October 28, 2014, Mr. Helfand was granted 316,559 RSUs and each of Messrs. Weinberg, Markman and Shifrin were granted 105,520 RSUs. Each RSU granted to the named executive officers represents the right to receive one Common Share. Vesting of the RSUs is a combination of time and performance-based conditions. The performance measure is the total shareholder return ("TSR") of the Company's Common Shares over a three-year performance period beginning October 28, 2014 and ending October 28, 2017 relative to the TSRs of the companies that comprise the NAREIT Office

Index over the same period of time, provided that only companies that are public throughout the entire performance period will be included for purposes of calculating the relative TSR comparison. The number of RSUs granted to each named executive officer on October 28, 2014 represents the maximum number of RSUs that each executive can earn based on achievement of the applicable performance criteria. Although the Compensation Committee granted each executive the maximum number of RSUs that he can earn under the award, it considers the achievement of the performance measure at the 50th percentile to be the target level of performance. The named executive officers will earn between 0% and 100% of their RSUs, based on the following schedule:

Company TSR Relative to NAREIT Office Index TSRs over Performance Period	% of Granted RSUs Earned
90th Percentile and Above	100.0%
80th Percentile	87.5%
70th Percentile	75.0%
60th Percentile	62.5%
50th Percentile (Target)	50.0%
40th Percentile	37.5%
30th Percentile	25.0%
25th Percentile	12.5%
Below 25th Percentile	0.0%

        If the Company's total TSR for the performance period is negative, any RSUs deemed earned based on the table above will be reduced by 25%. To the extent performance falls between two levels in the table above, linear interpolation will apply in determining the percentage of the RSUs that are earned. Any RSUs that do not become earned at the end of the performance period will be forfeited.

        The RSUs will vest, if at all, as follows: (i) 50% following the conclusion of the performance period on the date that the Compensation Committee determines whether and to what extent the performance criteria have been achieved, and (ii) 50% on the fourth anniversary of the grant date, subject in each case to the executive's continued employment with the Company through such date. Earned RSUs, if any, will generally be paid out as soon as practicable following the applicable vesting date.

        The named executive officers will not be entitled to receive any dividends with respect to the Common Shares underlying the RSUs unless and until the RSUs are earned, at which time each executive will be entitled to receive an amount in cash equal to the aggregate amount of ordinary cash dividends that would have been paid in respect of the Common Shares underlying the executive's earned RSUs had such Common Shares been issued to the executive on the first day of the performance period. Following the performance period, each executive will be entitled to receive, in respect of each earned RSU held by the executive, whether or not vested, an amount in cash equal to the per share amount of any ordinary cash dividend paid by the Company to the shareholders.

        The treatment of the Special Awards upon a termination of the executive's employment and/or a change in control of the Company is described below in the section entitled "Potential Payments Upon Termination or Change in Control."

  Long-Term Incentive Program

        On October 28, 2014, the Compensation Committee approved a new Long-Term Incentive Program (the "LTIP"), pursuant to which certain employees of the Company, including the named executive officers, are eligible to receive annual equity grants beginning in fiscal year 2015. The purpose of the LTIP is to attract and retain talented executives and key employees, and to link compensation to performance of the Company's stock over a multi-year period. 33% of each named executive officer's annual LTIP award will be in the form of restricted shares subject to time-based vesting conditions and

67% will be in the form of RSUs subject to both time-based and performance-based vesting conditions. See the section below entitled "Compensation Discussion and Analysis—2015 Compensation Actions—2014 LTIP Awards" for additional information on the equity awards that were granted to our named executive officers in 2015 for fiscal year 2014 performance pursuant to the LTIP.

  No Employment Agreements or Severance Plans

        Our named executive officers do not have employment agreements with the Company and they are not entitled to receive any severance payments or benefits upon a termination of employment, other than the acceleration of all or a portion of their outstanding equity awards upon certain terminations of employment or in connection with a change in control of the Company, as described below in the section entitled "Potential Payments Upon Termination or Change in Control."

  Other Employee Benefits and Perquisites

        We provide to all our employees, including our named executive officers, broad-based health and welfare benefits that are intended to attract and retain employees while providing them with health and welfare security. Our named executive officers are eligible to receive the same benefits, including life and health benefits and vacation, holiday and sick time, that are available to all employees. We provided Mr. Markman with certain relocation assistance benefits, which are reflected in the "All Other Compensation" column of the "Summary Compensation Table" below and the accompanying footnote.

Other Compensation Practices and Policies

  Stock Ownership Guidelines

        We believe that equity ownership by our trustees and officers can help align their interests with our shareholders' interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and named executive officers. On an annual basis, we evaluate the ownership status of the trustees and named executive officers.

        Pursuant to our Corporate Governance Guidelines, the Chief Executive Officer is required to own our securities equal in value to at least five times his or her base salary. Each of our other named executive officers is required to own our securities equal to at least three times his or her base salary. Our stock ownership guidelines with respect to our non-employee trustees require stock ownership by our non-employee trustees of four times the annual base cash retainer. Each non-employee trustee and named executive officer will have five years to comply with the ownership requirement and are required to hold shares at this level while serving in their respective positions. Each non-employee trustee and named executive officer must retain all net securities (after payment of applicable taxes) earned from any equity award until the applicable stock ownership requirement is achieved.

  Hedging and Pledging of Company Securities

        Our Insider Trading Policy prohibits our trustees and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; and (iv) pledging our securities to secure margins or other loans, subject to limited exceptions.

  Tax Deductibility of Executive Compensation

        Under Section 162(m) of the Internal Revenue Code, a public company generally is limited to a $1 million deduction for compensation paid to its chief executive officer or any of its three other most highly compensated executive officers (other than the chief financial officer). This limitation does not apply to compensation that meets the requirements under Section 162(m) for qualifying performance-based. The Company's 2015 Omnibus Incentive Plan, if it is approved by the Company's shareholders at the Annual Meeting, is intended to permit awards that comply with the Section 162(m) exception for qualifying performance-based compensation. The Company believes that because it qualifies as a real estate investment trust under the Code and pays dividends sufficient to minimize federal income taxes, the payment of compensation that may not satisfy the requirements under Section 162(m) for qualified performance-based compensation will generally not materially affect the Company's net income. For these reasons, the Compensation Committee's compensation policy and practices may not be directly guided by considerations relating to Section 162(m).

  Clawback Policy

        The Compensation Committee adopted a clawback policy in 2014, pursuant to which if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer must reimburse the Company for (i) any bonus or other incentive-based or equity-based compensation received during the 12 months following the public issuance of the non-compliant document, and (ii) any profits realized from the sale of its securities during those 12 months.

2015 Compensation Actions

  2014 LTIP Awards

        On January 28, 2015, the Compensation Committee approved the grant of equity awards to our named executive officers for fiscal year 2014 performance and to motivate future performance and further align the interests of our executive officers and our shareholders pursuant to the LTIP (the "LTIP Awards"). The LTIP Awards were granted under the 2012 Equity Plan. The Compensation Committee anticipates that the equity awards it grants to the named executive officers on a going forward basis will be, subject to the achievement by the executives of performance goals established by the Compensation Committee, similar in type and magnitude to the LTIP Awards, as opposed to the Special Awards, which the Compensation Committee does not expect to be a recurring portion of our compensation program.

        LTIP Shares.    For each executive, 33% of the target LTIP Award consists of restricted shares with time-based vesting requirements (the "LTIP Shares"). The Compensation Committee awarded 38,488 LTIP Shares to Mr. Helfand, 16,140 LTIP Shares to Mr. Weinberg, 16,140 LTIP Shares to Mr. Markman and 12,415 LTIP Shares to Mr. Shifrin. Based on the closing price per Common Share of $26.58 on January 28, 2015, at which price the LTIP Shares were granted, the LTIP Shares awarded represent $1,023,000, $429,000, $429,000 and $330,000 in compensation to Messrs. Helfand, Weinberg, Markman and Shifrin, respectively.

        The LTIP Shares will vest 25% on the second anniversary of the grant date, 25% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject to the executive's continued employment with the Company through the applicable vesting date. Each LTIP Share entitles the named executive officer to receive any dividends declared on the Common Shares beginning on the grant date of the LTIP Share.

        LTIP RSUs.    The other 67% of the target LTIP Award for each executive consists of RSUs with time-based and performance-based vesting requirements (the "LTIP RSUs"). The Compensation Committee awarded 194,771 LTIP RSUs to Mr. Helfand, 81,678 LTIP RSUs to Mr. Weinberg, 81,678 LTIP RSUs to Mr. Markman and 62,829 LTIP RSUs to Mr. Shifrin, which is the maximum number of LTIP RSUs that each executive can earn based on achievement of the applicable performance criteria. The actual number of LTIP RSUs that each executive will earn will be between 0% and 100% of the number of LTIP RSUs granted to him, depending on the achievement of the applicable performance criteria. Although the Compensation Committee granted each executive the maximum number of LTIP RSUs that he can earn under the award, it considers the achievement of the performance measure at the 50th percentile to be the target level of performance. Based on the closing price per Common Share of $26.58 on January 28, 2015, the number of LTIP RSUs that will be earned by the executives if the Company's performance is at the target level represents target compensation of $2,077,000, $871,000, $871,000 and $670,000 to Messrs. Helfand, Weinberg, Markman and Shifrin, respectively. Since the number of RSUs that will be earned, if any, will not be determined until the end of the three-year performance period, the actual value of the LTIP RSUs could be higher or lower than the foregoing target levels, depending on the Company's achievement of the applicable performance criteria.

        Each LTIP RSU represents the right to receive one Common Share. Vesting of the LTIP RSUs is a combination of time and performance-based conditions. The performance measure is the TSR of the Company's Common Shares over a three-year performance period relative to the TSRs of the companies that comprise the NAREIT Office Index over the same period of time, provided that only companies that are public throughout the entire performance period will be included for purposes of calculating the relative TSR comparison. After the Company's TSR percentile is determined, the number of LTIP RSUs that will be earned by an executive will be determined by multiplying the number of LTIP RSUs that was granted to the executive by the applicable percentage listed in the table below.

Company TSR Relative to NAREIT Office Index TSRs over Performance Period	% of Granted RSUs Earned(1)
90th Percentile and Above	100.0%
80th Percentile	85.0%
70th Percentile	70.0%
60th Percentile	55.0%
50th Percentile (Target)	40.0%
40th Percentile	27.5%
30th Percentile	15.0%
25th Percentile	10.0%
Below 25th Percentile	0.0%

(1)
The percentages listed in the table above are rounded to the nearest 0.5%.

        If the Company's total TSR for the performance period is negative, any LTIP RSUs deemed earned based on the table above will be reduced by 25%. To the extent performance falls between two levels in the table above, linear interpolation will apply in determining the percentage of the LTIP RSUs that are earned. Any LTIP RSUs that do not become earned at the end of the performance period will be forfeited.

        The LTIP RSUs will vest, if at all, as follows: (i) 50% following the conclusion of the performance period on the date that the Compensation Committee determines whether and to what extent the performance criteria have been achieved, and (ii) 50% on the fourth anniversary of the grant date, subject in each case to the executive's continued employment with the Company through such date. Earned LTIP RSUs, if any, will generally be paid out as soon as practicable following the applicable vesting date. The Compensation Committee believes that subjecting 50% of any earned RSUs to an additional one-year vesting period further serves to motivate and retain our named executive officers and to align their interests with the interests of our shareholders.

        The named executive officers will not be entitled to receive any dividends with respect to the Common Shares underlying the LTIP RSUs unless and until the LTIP RSUs are earned, at which time each executive will be entitled to receive an amount in cash equal to the aggregate amount of ordinary cash dividends that would have been paid in respect of the Common Shares underlying the executive's earned LTIP RSUs had such Common Shares been issued to the executive on the first day of the performance period. Following the performance period, each executive will be entitled to receive, in respect of each earned LTIP RSU held by the executive, whether or not vested, an amount in cash equal to the per share amount of any ordinary cash dividend paid by the Company to the shareholders.

        The following illustrations show the performance periods and vesting schedules for the Special Awards and LTIP Awards. The duration of the Special Awards and the LTIP awards is four years from start to finish including performance criteria and further vesting.

Performance-Based Awards (67% of Special and LTIP):

Time-Based Awards (33% of Special and LTIP):

        The treatment of the LTIP Shares and LTIP RSUs upon a termination of the executive's employment and/or a change in control of the Company is the same as the treatment of the Special Awards in such circumstances, as described below in the section entitled "Potential Payments Upon Termination or Change in Control." The Compensation Committee anticipates that the equity awards it grants to the named executive officers on a going forward basis will be, subject to the achievement by the executives of performance goals established by the Compensation Committee, similar in type and magnitude to the LTIP Awards, as opposed to the Special Awards, which the Compensation Committee does not expect to be a recurring portion of our compensation program.

  2015 STIP Performance Goals

        On January 28, 2015, the Compensation Committee approved corporate and individual performance goals for determining the amount of cash bonuses to be awarded to our named executive officers for the 2015 fiscal year under the STIP. Award determinations under the STIP for fiscal year 2015 will be based 33% on the achievement of objective corporate performance metrics, including volume of property dispositions, same property average occupancy, same property net operating income and capital expenditure levels. The Compensation Committee established threshold, target and high values for each of the foregoing metrics. The other 67% of award determinations under the STIP for fiscal year 2015 will be based on subjective individual performance goals. The Compensation Committee believes that in the near term, as the Company continues to transition and implement its new strategic direction, the performance of our named executive officers will be difficult to assess with purely objective, quantitative goals. In order to continue to motivate our named executive officers and reward their performance during this time of transition, the Compensation Committee determined that it is appropriate for subjective individual performance goals to play a significant role in determining the named executive officers' annual bonuses for the 2015 fiscal year. The Compensation Committee will assess each executive's individual performance based on the achievement of our strategic objectives. The Compensation Committee expects to shift to more objective, quantitative performance goals for the STIP in the future.

        The Compensation Committee expects to make determinations on the amounts to be paid to each executive under the STIP for the 2015 fiscal year in the first quarter of 2016. The threshold, target and maximum annual bonus amounts for Messrs. Helfand, Weinberg, Markman and Shifrin under the STIP for fiscal year 2015, as a percentage of their respective annual base salaries, are as follows:

Named Executive Officer	Threshold	Target	Maximum
David A. Helfand	75%	150%	225%
David S. Weinberg	50%	100%	150%
Adam S. Markman	50%	100%	150%
Orrin S. Shifrin	50%	100%	150%

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table includes the 2012, 2013 and 2014 compensation data for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
David A. Helfand	2014	346,154	1,250,000	9,218,525	(1)	—	—		10,814,679
President and Chief Executive
Officer and Trustee
Adam S. Markman	2014	207,692	575,000	3,072,838	(2)	—	43,648	(3)	3,899,178
Executive Vice President, Chief
Financial Officer and Treasurer
David S. Weinberg	2014	259,616	625,000	3,072,838	(2)	—	—		3,957,454
Executive Vice President, Chief
Operating Officer
Orrin S. Shifrin	2014	259,616	625,000	3,072,838	(2)	—	—		3,957,454
Executive Vice President, General
Counsel and Secretary
Adam D. Portnoy	2014	—	—	—		—	—		—
Former President and Trustee	2013	—	—	218,160		—	11,250		229,410
	2012	—	—	153,880		—	11,625		165,505
John C. Popeo	2014	—	—	—		—	—		—
Former Treasurer and Chief	2013	—	—	177,900		—	13,050		190,950
Financial Officer	2012	—	—	116,400		—	18,313		134,713

(1)
Represents the aggregate grant date fair value of the 155,917 restricted shares (Special Award) and 316,559 RSUs (Special Award) awarded to Mr. Helfand on October 28, 2014, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures for purposes of computing the value of the RSUs, and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
Represents the aggregate grant date fair value of the 51,972 restricted shares (Special Award) and 105,520 RSUs (Special Award) awarded to each of Messrs. Markman, Weinberg and Shifrin on October 28, 2014, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures for purposes of computing the value of the RSUs, and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
Represents the amounts paid to or on behalf of Mr. Markman for relocation assistance pursuant to terms of his employment. These amounts include the tax gross-ups paid to or on behalf of Mr. Markman for those items that are taxable for payroll purposes.

Grants of Plan-Based Awards

        The following table sets forth information with respect to grants of plan-based awards to the named executive officers during the fiscal year ended December 31, 2014.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)
							Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
David A. Helfand	10/28/14	39,570	158,280	316,559	—		5,061,778	(3)
	10/28/14	—	—	—	155,917	(2)	4,156,747	(4)
Adam S. Markman	10/28/14	13,190	52,760	105,520	—		1,687,265	(3)
	10/28/14	—	—	—	51,972	(2)	1,385,574	(4)
David S. Weinberg	10/28/14	13,190	52,760	105,520	—		1,687,265	(3)
	10/28/14	—	—	—	51,972	(2)	1,385,574	(4)
Orrin S. Shifrin	10/28/14	13,190	52,760	105,520	—		1,687,265	(3)
	10/28/14	—			51,972	(2)	1,385,574	(4)
Adam D. Portnoy	—	—	—	—	—		—
John C. Popeo	—	—	—	—	—		—

(1)
The amount in the "Maximum" column represents the number of RSUs granted to the executive on October 28, 2014 under his Restricted Share Unit Agreement (Special Awards), and is the maximum number of RSUs that the executive may earn under the award. The RSUs are market-based grants that will be earned based upon the Company's TSR relative to the TSRs of the companies that comprise the NAREIT Office Index over a three-year performance period, with any earned RSUs vesting 50% following the performance period and 50% on the fourth anniversary of the date of grant. The executives will earn between 0% and 100% of the number of the RSUs granted to them depending on the achievement of the performance criteria over the performance period. The amount in the "Target" column represents the number of RSUs that the executive will earn if the Company's relative TSR performance over the three-year performance period is in the 50th percentile, which is the target level of performance. The amount in the "Threshold" column represents the number of RSUs that the executive will earn if the Company's relative TSR performance over the three-year performance period is in the 25th percentile, which is the minimum level of performance that will still result in a portion of the RSUs being earned by the executive (none of the RSUs will be earned if performance is below the 25th percentile).

(2)
Reflects the number of restricted shares granted to the executive on October 28, 2014 under his Restricted Share Agreement (Special Awards). The restricted shares vest 25% on the second anniversary of the grant date, (25% on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date.

(3)
Represents the aggregate grant date fair value of the RSUs granted during 2014 computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Represents the aggregate grant date fair value of the restricted shares granted during 2014 computed in accordance with FASB ASC Topic 718 and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Narrative Disclosure to Summary Compensation Table and Grants off Plan-Based Awards Table

        The Company provides long-term equity compensation to certain employees, consultants, advisors, trustees, officers and other service providers of the Company and its subsidiaries pursuant to the 2012 Equity Plan. The purpose of the 2012 Equity Plan is to advance the interests of the Company and its subsidiaries by providing a means of rewarding such service providers through the grants of Common Shares and RSUs. The 2012 Equity Plan is administered by the Compensation Committee, which has the authority to select persons to whom awards will be granted and to determine the terms and conditions of such awards. The total number of Common Shares issuable pursuant to the 2012 Equity Plan, including Common Shares issued in settlement of RSUs, is 3,000,000.

        On March 18, 2015, the Board adopted the Equity Commonwealth 2015 Omnibus Incentive Plan (the "2015 Omnibus Incentive Plan") subject to stockholder approval at the Annual Meeting. The 2015 Omnibus Incentive Plan, if approved by our stockholders, will replace the 2012 Equity Plan, under which no additional awards will be granted. The 2015 Omnibus Incentive Plan is described above under Proposal 2.

        The key terms of the restricted shares and RSUs granted to the named executive officers on October 28, 2014, which were granted under the 2012 Equity Plan, are described above in the section entitled "Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Compensation—Special Awards."

Outstanding Equity Awards at 2014 Fiscal Year-End

        The following table sets forth information with respect to each of the named executive officer's outstanding equity awards at December 31, 2014.

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David A. Helfand	155,917	(1)	4,002,389	(2)	39,570	(3)	1,015,759	(4)
Adam S. Markman	51,972	(1)	1,334,121	(2)	13,190	(3)	338,587	(4)
David S. Weinberg	51,972	(1)	1,334,121	(2)	13,190	(3)	338,587	(4)
Orrin S. Shifrin	51,972	(1)	1,334,121	(2)	13,190	(3)	338,587	(4)
Adam D. Portnoy	—		—		—		—
John C. Popeo	—		—		—		—

(1)
Reflects the number of restricted shares granted to the executive on October 28, 2014 under his Restricted Share Agreement (Special Awards). The restricted shares vest 25% on the second anniversary of the grant date, (25% on the third anniversary of the grant date, and 50% on the fourth anniversary of the grant date.

(2)
Amounts reported are based on the closing market price of our common stock as of December 31, 2014 ($25.67).

(3)
Reflects the number of RSUs that the executive would earn in respect of the RSUs granted to him on October 28, 2014 pursuant to his Restricted Share Unit Agreement (Special Awards), based on achieving the threshold level of performance, as described above in the first footnote to the "Grants of Plan-Based Awards" table.

(4)
Amounts reported are based on the closing market price of our common stock as of December 31, 2014 ($25.67).

Options Exercises and Stock Vested in Fiscal Year 2014

        The following table sets forth information with respect to the vesting of restricted shares for each of the named executive officers during the fiscal year ended December 31, 2014.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David A. Helfand	—	—
Adam S. Markman	—	—
David S. Weinberg	—	—
Orrin S. Shifrin	—	—
Adam D. Portnoy	13,500	358,695
John C. Popeo	14,250	378,623

(1)
Reflects the number of restricted shares held by Messrs. Portnoy and Popeo that vested as a result of the change in control of our Board of Trustees that occurred on March 25, 2014. The values reported are based on the closing market price of our common stock on such date ($26.57).

Potential Payments Upon Termination or Change in Control

        The Special Awards granted to the named executive officers on October 28, 2014, the key terms of which are described above in the section entitled "Compensation Discussion and Analysis—Elements of Compensation—Long-Term Equity Compensation—Special Awards," provide for the accelerated vesting of the awards in the event of certain terminations of employment or a change in control of the Company, as described below. The named executive officers are not entitled to receive any other severance payments or benefits upon a termination of employment or a change in control of the Company.

Special Awards—Restricted Shares

        If a named executive officer's employment with the Company is terminated (i) by the Company without "Cause," (ii) by the executive for "Good Reason," (iii) due to the executive's "Retirement," or (iv) due to the executive's death or "Disability" (as such terms are defined in the equity award agreements) (any such termination, a "Qualified Termination"), then the executive's unvested restricted shares will vest as of the date of termination on a pro rata basis, determined based on the number of days that the executive was employed by the Company during the four-year vesting period. If the executive's Qualified Termination occurs within twelve months after a "Change in Control" (as such term is defined in the equity awards agreements), in which the restricted shares are assumed by the acquirer or surviving entity in the Change in Control transaction, then the executive's unvested restricted shares will become fully vested on the date of termination.

        If a Change in Control occurs prior to the fourth anniversary of the grant date and while the executive is an employee of the Company, and the restricted shares are not assumed by the acquirer or surviving entity in the Change in Control transaction, then the executive's unvested restricted shares will become fully vested as of the date of the Change in Control.

Special Awards—RSUs

        If, during the performance period, the named executive officer's employment with the Company is terminated as a result of a Qualified Termination, then the number of RSUs that are earned by the executive will be determined at the end of the three-year performance period based on the achievement of the performance criteria. The executive's earned RSUs, if any, will become vested as of the date that the Compensation Committee determines the achievement of the performance criteria on a pro rata basis, determined based on the number of days that the executive was employed by the Company during the four-year period commencing on the first day of the performance period. If the executive's Qualified Termination occurs during the performance period and within twelve months after a "Change in Control" (as such term is defined in the equity award agreements) in which the RSUs are assumed by the acquirer or surviving entity in the Change in Control transaction, then any RSUs that become earned after the end of the three-year performance period will become fully vested as of the date the Compensation Committee determines the achievement of the performance criteria. With respect to any earned RSUs held by the named executive officer for which the performance period is complete but for which the additional vesting period is incomplete prior to the executive's Qualified Termination, such earned RSUs will become fully vested as of the date of the executive's Qualified Termination. The named executive officer will be issued one Common Share for each earned RSU that vests in accordance with the provisions described above, less applicable withholding taxes, as soon as practicable following the applicable vesting date (but in no event later than 60 days after such vesting date).

        If, during the performance period, a Change in Control occurs while the named executive officer is an employee of the Company and the RSUs are not assumed by the acquirer or the surviving entity in the Change in Control transaction, then the executive's RSUs will be deemed earned based on the actual level of achievement of the performance criteria measured as of the date of the Change in Control, as determined by the Compensation Committee based on the 40-day trailing average price per Common Share. Any such earned RSUs will be fully vested. With respect to any earned RSUs held by the executive for which the performance period is complete but for which the additional vesting period is incomplete, such earned RSUs will become fully vested as of the date of the Change in Control. The named executive officer will be issued one Common Share for each earned RSU that vests in accordance with the provisions described above, less applicable withholding taxes, on the date of the Change in Control.

Quantification of Payments

        The following table sets forth quantitative information with respect to potential payments to each of the named executive officers or their beneficiaries upon a termination of employment and/or a change in control of the Company in various circumstances as described above, assuming a termination of employment and/or a change in control of the Company occurred, in each case, on December 31, 2014. The amounts reported are based on the closing market price of our common stock as of December 31, 2014 ($25.67). The amounts included in the table below do not include amounts otherwise due and owing to each applicable named executive officer, such as salary or annual bonus earned to date, or payments or benefits generally available to all salaried employees of the Company.

Name	Qualified Termination Prior to Change in Control	Qualified Termination After Change in Control (Awards Assumed)(1)	Change in Control without Termination (Awards not Assumed)(2)	Change in Control without Termination (Awards Assumed)(3)
David A. Helfand
Restricted Shares—Value of Accelerated Vesting(4)	178,067	4,002,389	4,002,389	—
RSUs—Value of Accelerated Vesting(5)	180,765	4,063,035	—	—
Total	358,831	8,065,424	4,002,389	—
Adam S. Markman
Restricted Shares—Value of Accelerated Vesting(4)	59,355	1,334,121	1,334,121	—
RSUs—Value of Accelerated Vesting(5)	60,255	1,354,349	—	—
Total	119,610	2,688,470	1,334,121	—
David S. Weinberg
Restricted Shares—Value of Accelerated Vesting(4)	59,355	1,334,121	1,334,121	—
RSUs—Value of Accelerated Vesting(5)	60,255	1,354,349	—	—
Total	119,610	2,688,470	1,334,121	—
Orrin S. Shifrin
Restricted Shares—Value of Accelerated Vesting(4)	59,355	1,334,121	1,334,121	—
RSUs—Value of Accelerated Vesting(5)	60,255	1,354,349	—	—
Total	119,610	2,688,470	1,334,121	—
Adam D. Portnoy
Restricted Shares—Value of Accelerated Vesting	—	—	—	—
RSUs—Value of Accelerated Vesting	—	—	—	—
Total	—	—	—	—
John C. Popeo
Restricted Shares—Value of Accelerated Vesting	—	—	—	—
RSUs—Value of Accelerated Vesting	—	—	—	—
Total	—	—	—	—

(1)
With respect to the amounts in the column entitled "Qualified Termination After Change in Control (Awards Assumed)," we assumed that the restricted shares and RSUs were assumed by the acquirer or surviving entity in the Change in Control transaction.

(2)
With respect to the amounts in the column entitled "Change in Control without Termination (Awards not Assumed)," we assumed that the restricted shares and RSUs were not assumed by the acquirer or surviving entity in the Change in Control transaction.

(3)
With respect to the amounts in the column entitled "Change in Control without Termination (Awards Assumed)," we assumed that the restricted shares and RSUs were assumed by the acquirer or surviving entity in the Change in Control transaction.

(4)
In the circumstance of a Qualified Termination prior to a Change in Control, the restricted shares will vest on a pro rata basis. Accordingly, for purposes of the "Qualified Termination Prior to Change in Control" column in the table above, we determined the number of restricted shares that will vest based on (x) the number of days that have elapsed from the beginning of the performance period (October 28, 2014) through December 31, 2014, compared to (y) the total number of days during the four-year period commencing on the first day of the performance period. The restricted shares constitute a "double-trigger" arrangement because the vesting of the restricted shares will not accelerate upon a Change in Control in which the restricted shares are assumed by the acquirer or surviving entity in the Change in Control transaction unless and until the named executive officer experiences a Qualified Termination within twelve months after such Change in Control. In connection with such a Qualified Termination, the restricted shares will become fully vested as of the date of termination. In the circumstance in which there is a Change in Control but no termination, and the restricted shares are not assumed by the acquirer or surviving entity in the Change in Control transaction, the restricted shares will become fully vested as of the date of the Change in Control.

(5)
For purposes of the "Qualified Termination Prior to Change in Control" and "Qualified Termination After Change in Control (Awards Assumed)" columns in the table above, we assumed that 50% of the RSUs granted to the executives on October 28, 2014 will be earned at the end of the three-year performance period, which is the number of RSUs that the executives will earn if the target level of performance is achieved, as set forth above in the "Grants of Plan-Based Awards" table. The actual number of RSUs that would be earned in either of these circumstances will be determined at the end of the performance period based on the achievement of the performance criteria. The executives will earn between 0% and 100% of the RSUs depending on the achievement of the performance criteria. In the circumstance of a Qualified Termination prior to a Change in Control, the earned RSUs will vest on a pro rata basis. Accordingly, for purposes of the "Qualified Termination Prior to Change in Control" column, we determined the number of earned RSUs that will vest based on (x) the number of days that have elapsed from the beginning of the performance period (October 28, 2014) through December 31, 2014, compared to (y) the total number of days during the four-year period commencing on the first day of the performance period. The RSUs constitute a "double-trigger" arrangement because the vesting of the RSUs will not accelerate upon a Change in Control in which the RSUs are assumed by the acquirer or surviving entity in the Change in Control transaction unless and until the named executive officer experiences a Qualified Termination within twelve months after such Change in Control. In connection with such a Qualified Termination, earned RSUs will become fully vested. In the circumstance in which there is a Change in Control but no termination, and the RSUs are not assumed by the acquirer or surviving entity in the Change in Control transaction, the RSUs will be deemed earned based on the actual level of achievement of the performance criteria measured as of the date of the Change in Control and any earned RSUs will become fully vested. Assuming a Change in Control occurred on December 31, 2014, none of the RSUs would be deemed earned if performance was measured as of such date.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's proxy statement for the Company's 2015 annual meeting of shareholders, and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

Respectfully submitted,
THE COMPENSATION COMMITTEE
Kenneth Shea, Chairman James L. Lozier, Jr. Gerald A. Spector

Trustee Compensation

  Overview of Trustee Compensation Program

        On June 5, 2014, our Board established a new compensation program for trustees of the Company, excluding Messrs. Zell and Helfand (collectively, the "Independent Trustees"), the terms of which are as follows:

ANNUAL RETAINER
Cash	$60,000
Equity (restricted shares)	$100,000

Total:	$160,000

ADDITIONAL ANNUAL COMPENSATION
Lead Independent Trustee	$30,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Governance Committee Chair	$15,000
Audit Committee Member	$8,000
Compensation Committee Member	$6,000
Governance Committee Member	$6,000

        We will also reimburse trustees for travel expenses incurred in connection with their activities on our behalf.

        In lieu of the compensation for independent trustees described above, the Chairman of our Board of Trustees is entitled to receive an annual grant of equity awards that generally have the same terms and conditions as the LTIP Awards issued to the named executive officers pursuant to the LTIP. The equity awards consist 33% of restricted common shares subject to time-based vesting restrictions and 67% of restricted share units subject to time-based and performance-based vesting restrictions. The LTIP Awards issued will have a threshold, target and maximum value of $1,000,000, $2,000,000 and $4,000,000, respectively.

        Members of our Board who are also our employees do not receive any additional compensation for their services on the Board. Therefore, Mr. Helfand did not receive any additional compensation for his service on the Board beyond his compensation as an executive officer, described earlier in this Proxy Statement under the heading "Executive Officer Compensation".

        The Board believes that it is in the best interests of the Company and our shareholders that our non-employee trustees have a financial interest in the Company. Our non-employee trustees are required to own stock of the Company equal in value to at least four times his or her base annual retainer.

  Equity Awards Granted to Independent Trustees

        On October 28, 2014, the Compensation Committee approved the following two equity grants to each Independent Trustee: (i) a grant of 3,751 restricted Common Shares in satisfaction of his or her annual equity retainer for fiscal year 2014, and (ii) a one-time grant of 5,862 restricted Common Shares. Each of these grants will vest on the earlier of (i) the one-year anniversary of the Trustee's election to the Board and (ii) the date of the Company's 2015 annual meeting of shareholders, subject to the Trustee's continued service as a Trustee throughout such period. All such restricted shares will fully vest upon a "Change in Control" (as such term is defined in the equity award agreements) or the death of the Trustee. The Compensation Committee also approved the grant of 709 fully vested Common Shares to each of Messrs. Corl, Glickman, Linneman, Lozier and Shea for their service as trustees from May 23, 2014 through July 31, 2014.

  Equity Awards Granted to Sam Zell

        On October 28, 2014, Mr. Zell was granted a special award of 227,379 restricted Common Shares and 461,649 RSUs. Mr. Zell's restricted shares and RSUs generally have the same terms (including time and performance-based vesting conditions) as the Special Awards granted to the named executive officers on such date, as described above in the section entitled "Compensation Discussion and Analysis—Elements of Compensation—Special Awards," except that Mr. Zell's restricted shares and any earned RSUs (i) vest on a pro-rata basis if Mr. Zell's service terminates due to his death and (ii) vest in full if Mr. Zell dies or is no longer Chairman of the Board within 12 months of a "Change in Control" transaction (as such term is defined in Mr. Zell's equity award agreement) in which the awards are assumed by the acquirer or surviving entity in such a transaction. Consistent with the Special Awards granted to our named executive officers, 67% of Mr. Zell's special award consists of RSUs that represent the maximum number of RSUs that he can earn, and his RSUs are fully at-risk, as he will earn between 0% and 100% of the RSUs based on the achievement of the applicable performance measure. The performance measure for Mr. Zell's RSUs is the TSR of the Company's Common Shares over a three-year performance period beginning on the grant date relative to the TSRs of the companies that comprise the NAREIT Office Index over the same period of time, provided that only companies that are public throughout the entire performance period will be included for purposes of calculating the relative TSR comparison. If the Company's total TSR for the performance period is negative, any RSUs deemed earned will be reduced by 25%. The Compensation Committee does not expect that this special award will be a recurring portion of Mr. Zell's compensation package.

        The Compensation Committee granted this special award to Mr. Zell in recognition of his extraordinary contribution to the Company during 2014, which was a year of transition. Mr. Zell became involved with the Company beginning in February 2014 when he joined the efforts of Related and Corvex by agreeing to lead the Company as Chairman of the Board and bring in an experienced team to build and manage the Company, in the event the consent solicitation to remove our Former Trustees was successful. Mr. Zell was brought in to add legitimacy to the consent solicitation and to be a bona fide alternative to the then-status quo. We believe he was instrumental in our shareholders' decision to remove our Former Trustees. Mr. Zell brought with him a well-recognized brand value that comes from his more than fifty years of experience in the real estate business and his unparalleled role in the evolution of the REIT industry. In addition, Mr. Zell has a distinguished track record and reputation for successfully leading companies with a focus on corporate governance and proper alignment of management and shareholder interests. Mr. Zell played an integral role in guiding the Company during this year of transition, which included the election of a new Board of Trustees (including four additional, experienced professionals recruited by Mr. Zell) and the Company's transition to an internally managed REIT, and helping the Company achieve the accomplishments described above in the section entitled "Compensation Discussion and Analysis—Overview of Company Performance During 2014." Mr. Zell has and will continue to play an instrumental role with the Company in the setting and execution of its strategy.

        All of the equity grants to the trustees described above were made under the 2012 Equity Plan.

  Compensation Paid to Former Trustees during Fiscal Year 2014

        Prior to the election of the new Board on May 23, 2014, each independent trustee received a fee of $1,000 for each meeting attended during fiscal year 2014. Up to two $1,000 fees were paid if a Board meeting and one or more Board committee meetings were held on the same date. In addition, Mr. Artinian and Ms. Logan each received (i) a fee of $17,500 for their service on the Board during 2014, which represented one-half of the annual retainer that trustees were entitled to receive under the prior trustee compensation program, and (ii) a grant of 2,000 Common Shares on January 28, 2014, which were fully vested as of the date of grant.

        The table below sets forth information regarding trustee compensation for the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)
Sam Zell(1)	—	13,443,692	(4)	13,433,692
Peter Linneman(1)	56,837	275,187	(5)	332,024
Kenneth Shea(1)	46,802	275,187	(5)	321,989
Gerald Spector(2)	27,711	256,283	(6)	283,994
James Lozier(1)	41,322	275,187	(5)	316,508
Martin Edelman(2)	31,490	256,283	(6)	287,772
James Star(2)	27,711	256,283	(6)	283,994
James Corl(1)	41,700	275,187	(5)	316,887
Mary Jane Robertson(2)	33,589	256,283	(6)	289,872
Edward Glickman(1)	43,674	275,187	(5)	318,861
Ronald Artinian(3)	30,500	46,920		77,420
Ann Logan(3)	30,500	46,920		77,420
William Lamkin(3)	17,000	—		17,000
Joseph Morea(3)	26,000	—		26,000
Frederick Zeytoonjian(3)	20,000	—		20,000

(1)
Messrs. Zell, Linneman, Shea, Lozier, Corl and Glickman were elected to serve on the Board on May 23, 2014.

(2)
Messrs. Spector, Edelman and Star, and Ms. Robertson, were elected to serve on the Board on July 31, 2014.

(3)
Messrs. Artinian, Lamkin, Morea and Zeytoonjian, and Ms. Logan, are former trustees of the Company who served on the Board during fiscal year 2014 until their removal from the Board on March 25, 2014.

(4)
Represents the aggregate grant date fair value of the 227,379 restricted shares (Special Award) and 461,650 RSUs (Special Award) awarded to Mr. Zell on October 28, 2014, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures for purposes of computing the value of the RSUs, and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014.

  The restricted shares represent 33% of Mr. Zell's special award and are subject to time-based vesting conditions, and the RSUs represent 67% of his special award and are subject to both time-based and performance-based vesting conditions. The RSUs awarded to Mr. Zell are fully at-risk, as he will earn between 0% and 100% of the RSUs based on the achievement of the applicable performance measure, as described above in the section entitled "Trustee Compensation—Equity Awards Granted to Sam Zell."

(5)
Represents the aggregate grant date fair value of the 3,751 restricted shares (Annual Award) and 5,862 restricted shares (Special Award) awarded to Messrs. Linneman, Shea, Lozier, Corl and Glickman, computed in accordance with FASB ASC Topic 718 and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014. These restricted shares vest on the earlier of (i) the one-year anniversary of the Trustee's election to the Board and (ii) the date of the Company's 2015 annual meeting of shareholders. In addition, these trustees were awarded 709 Common Shares on October 28, 2014, which were fully vested on the date of grant, for their service during the period commencing on May 23, 2014 and ending on July 31, 2014.

(6)
Represents the aggregate grant date fair value of the 3,751 restricted shares (Annual Award) and 5,862 restricted shares (Special Award) awarded to Ms. Robertson and Messrs. Spector, Edelman and Starr, computed in accordance with FASB ASC Topic 718 and as described in Note 15 of the Company's Annual Report on Form 10-K for the year ended December 31, 2014. These restricted shares vest on the earlier of (i) the one-year anniversary of the Trustee's election to the Board and (ii) the date of the Company's 2015 annual meeting of shareholders.

  Equity Awards Granted to Sam Zell in 2015

        On January 28, 2015, as compensation for his service as Chairman of the Board for the 2014-2015 term, the Compensation Committee approved the grant of LTIP Awards to Mr. Zell consisting of 24,831 LTIP Shares and 125,658 LTIP RSUs, which is the maximum number of LTIP RSUs that Mr. Zell can earn based on achievement of the applicable performance criteria. The LTIP Shares represent 33% of Mr. Zell's target LTIP Award and the LTIP RSUs represent 67% of his target LTIP Award. Mr. Zell's LTIP Awards generally have the same terms and conditions (including time and performance-based vesting conditions) as the LTIP Awards granted to our named executive officers, as described above in the section entitled "Compensation Discussion and Analysis—2015 Compensation Actions—2014 LTIP Awards," except that Mr. Zell's LTIP Shares and any earned LTIP RSUs (i) vest on a pro-rata basis if Mr. Zell's service terminates due to his death and (ii) vest in full if Mr. Zell dies or is no longer Chairman of the Board within 12 months of a "Change in Control" transaction (as such term is defined in Mr. Zell's equity award agreement) in which the awards are assumed by the acquirer or surviving entity in such a transaction. Based on the closing price per Common Share of $26.58 on January 28, 2015, at which price the LTIP Shares were granted, the LTIP Shares awarded represent $660,000 in compensation to Mr. Zell. Based on the same closing price per Common Share, the number of LTIP RSUs that will be earned by Mr. Zell if the Company's performance is at the target level represents target compensation of $1,340,000. Since the number of RSUs that will be earned by Mr. Zell, if any, will not be determined until the end of the three-year performance period, the actual value of the LTIP RSUs could be higher or lower than the foregoing target levels, depending on the Company's achievement of the applicable performance criteria. The Compensation Committee anticipates that the equity awards it grants to Mr. Zell on a going forward basis will be similar in type and magnitude to Mr. Zell's LTIP Awards, as opposed to the special awards that were granted to Mr. Zell in 2014, which the Compensation Committee does not expect to be a recurring portion of Mr. Zell's compensation package.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Unless otherwise indicated, the information set forth below is as of April 20, 2015, the record date for the Annual Meeting. The following table sets forth information regarding the beneficial ownership of our common shares (excluding any fractional shares that may be beneficially owned by such persons) by: (1) each person or entity known to us to be the beneficial owner of more than 5% of our outstanding common shares; and (2) each of our named executive officers, each of our trustees, and our executive officers and trustees as a group. Unless otherwise indicated, the address of each identified person or entity is: c/o Equity Commonwealth, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Also, unless otherwise indicated, we believe that each owner named below has sole voting and investment power for all our common shares shown to be beneficially owned by that person or entity. Except as set forth below, as of April 20, 2015, we do not know of any outstanding rights to acquire our shares of the type specified in Rule 13d-3(d)(1) under the Exchange Act with respect to any of the beneficial owners set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Share Class(1)
Beneficial Owners of More Than 5% of Our Common Shares
The Vanguard Group(2)	16,554,453	12.76%
BlackRock, Inc.(3)	9,184,849	7.08%
Vanguard Specialized Funds—Vanguard REIT Index Fund(4)	8,610,620	6.64%
Jackson Square Partners, LLC(5)	8,276,428	6.38%
Executive Officers
David Helfand	419,564	*
David S. Weinberg	79,355	*
Adam S. Markman	79,355	*
Orrin S. Shifrin	75,630	*
Adam D. Portnoy	68,573	*
John C. Popeo	41,000	*
David M. Lepore	33,750	*
Trustees
Sam Zell(6)	252,210	*
James S. Corl	10,322	*
Martin L. Edelman	9,613	*
Edward A. Glickman	10,322	*
Peter Linneman	10,322	*
James L. Lozier, Jr.	10,322	*
Mary Jane Robertson	9,613	*
Kenneth Shea	10,322	*
Gerald A. Spector	9,613	*
James A. Star(7)	46,444	*
All Current Executive Officers And Trustees As A Group (thirteen persons)	1,033,007	*

*
Less than 1% of our common shares.

(1)
Our Charter and bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our shares. The percentages indicated are based upon the number of shares shown divided by the approximately 129,725,693 of our common shares outstanding as of April 20, 2015.

(2)
This information is as of December 31, 2014, and is based on a Schedule 13G/A filed with the SEC on February 11, 2014, by The Vanguard Group ("Vanguard Group"). According to the Schedule 13G/A filed by Vanguard Group, the address of Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard Group reports beneficial ownership of 16,554,453common shares, sole power to vote 263,582 common shares, shared power to vote 105,350 common shares, sole power to dispose of 16,359,093 common shares and shared power to dispose of 195,360 common shares. Vanguard Group reports that it is the parent holding company for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.

(3)
This information is as of December 31, 2014, and is based solely on a Schedule 13G/A filed with the SEC on February 9, 2015, by BlackRock, Inc. ("BlackRock"). Based on the information provided in that Schedule 13G/A, the address of BlackRock is 40 East 52nd Street, New York, New York 10022. BlackRock reports beneficial ownership of 9,184,849 common shares, sole power to vote 8,363,463 common shares and sole power to dispose of 9,184,849 common shares. BlackRock reports that it is the parent holding company for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.

(4)
This information is as of December 31, 2014, and is based on a Schedule 13G/A filed with the SEC on February 6, 2014, by Vanguard Specialized Funds—Vanguard REIT Index Fund ("Vanguard Specialized Funds"). According to the Schedule 13G/A filed by Vanguard Specialized Funds, the address of Vanguard Specialized Funds is 100 Vanguard Boulevard, Malvern, PA 19355.

(5)
This information is as of December 31, 2014, and is based solely on a Schedule 13G filed with the SEC on February 11, 2015, by Jackson Square Partners, LLC ("Jackson Square"). Based on the information provided in that Schedule 13G, the address of Jackson Square is 101 California Street, Suite 3750, San Francisco, CA 94111. Jackson Square reports beneficial ownership of 8,276,428 common shares, sole power to vote 3,323,669 common shares, shared power to vote 4,952,759 common shares and sole power to dispose of 8,276,428 common shares.

(6)
Excludes 2,584,300 shares that are held by EGI-CW Holdings, L.L.C. ("EGI-CW"), which is indirectly controlled by Chai Trust Company, LLC ("Chai"). Two entities, in which trusts established for the benefit of Mr. Zell's family, the trustee of each of which is Chai, indirectly own interests, are members of EGI-CW. Mr. Zell is not an officer or a director of Chai and does not have voting or dispositive power over the shares, and therefore disclaims beneficial ownership thereof, except to the extent of any pecuniary interest therein indirectly held by his family.

(7)
Excludes 246,702 shares held by Crown Investment Series LLC—Series 45 ("Crown Series 45"), in which trusts established for the benefit of Mr. Star's wife and children indirectly own interests. Crown Series 45 is indirectly controlled by Longview Asset Management LLC, of which Mr. Star is President and Chief Executive Officer. Mr. Star disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

        Executive officers, trustees and certain persons who own more than 10% of our outstanding common shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of such common shares with the SEC; and

  •
  to furnish us with copies of the reports.

        Based solely upon a review of Forms 3 and 4 and amendments thereto and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a trustee, officer, or beneficial owner or more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        The following discussion includes a description of our related person transactions since January 1, 2014 and our approval policy for related person transactions. Certain of these related person transactions, and their approvals, occurred prior to the election of our current trustees at the 2014 Special Meeting and the appointment of our current executive officers at the 2014 Special Meeting. The disclosure below under "—Former Policy for Review, Approval or Ratification of Transactions with Related Persons" and "—Related Person Transactions Prior to the 2014 Special Meeting" describes our related person transactions and approvals that occurred before the 2014 Special Meeting.

Review and Approval or Ratification of Transactions with Related Persons

        Following the election of our current trustees at the 2014 Special Meeting, the Board amended and restated certain of our policies, including our Code of Business Conduct and Ethics and the Related Party Transaction Policy. Our Code of Business Conduct and Ethics prohibits trustees and executive officers from engaging in transactions that may result in a conflict of interest with us. However, the Code of Business Conduct and Ethics allows exceptions to this prohibition, but only if a majority of the disinterested trustees approve the transaction or the transaction has otherwise been approved pursuant to our Related Party Transaction Policy. According to our Related Party Transaction Policy and our Audit Committee's charter, our Audit Committee must review any transaction involving a trustee, officer or 5% shareholder that may create a conflict of interest. The Audit Committee must either approve or reject the transaction or refer the transaction to the full Board, excluding any interested trustees.

        Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website, www.eqcre.com.

Related Person Transactions following the 2014 Special Meeting

Equity Group

        Effective June 1, 2014, we entered into a one-year license agreement with Equity Group Investments, a private investment firm ("Equity Group") to use office space on the sixth floor at Two North Riverside Plaza in Chicago, Illinois. The license fee is approximately $185,631 for the year. The license fee includes the non-exclusive use of additional areas on the sixth floor (such as conference rooms and common areas), certain administrative services (such as mail room services and reception desk staffing), office equipment, office furniture, supplies, licensee's share of building operating expenses and real estate taxes and access to one parking space. The license expires on May 31, 2015, unless terminated earlier in accordance with the terms of the license. Mr. Zell, our Chairman, is the Chairman and Chief Executive Officer of Equity Group, and Mr. Helfand, our President and Chief Executive Officer, is the Co-President of Equity Group. This license agreement was approved by the Audit Committee.

        Effective June 1, 2014, we entered into a one-year lease with one 3-month renewal option with Two North Riverside Plaza Joint Venture Limited Partnership, an entity associated with Mr. Zell, our Chairman, to occupy office space on the fourteenth floor at Two North Riverside Plaza in Chicago, Illinois. The initial term of the lease expires on May 31, 2015. The lease payment is approximately $155,036 for the initial term. This lease was approved by the Audit Committee. We terminated this lease effective January 31, 2015 for a small termination fee.

        Effective July 31, 2014, we entered into a sublease with Equity Residential Management, L.L.C. to occupy office space on the tenth floor of Two North Riverside Plaza in Chicago, Illinois. Equity Residential Management, L.L.C. leases the space from Two North Riverside Plaza Joint Venture Limited Partnership, an entity associated with Mr. Zell, our Chairman. The initial term of the sublease is approximately seven months commencing on or about October 22, 2014, expiring on May 31, 2015, with one 3-month renewal option. The sublease payment is approximately $210,992 for the initial term. This sublease was approved by the Audit Committee.

Related and Corvex

        On June 10, 2014, our Audit Committee and Board recommended to shareholders the reimbursement of $33.5 million of expenses incurred by Related and Corvex since February 2013 in connection with their consent solicitations to remove our Former Trustees and elect our new Board of Trustees and to engage in related litigation (the "Reimbursement Proposal"). At the time the Reimbursement Proposal was recommended by our Board for approval by our shareholders, Related and Corvex each owned approximately 4.4%, or approximately 8.8% in the aggregate, of our common shares. Because the aggregate ownership of Related and Corvex was more than 5% of our outstanding common shares at the time, approval of the payment of the requested reimbursement to them would constitute a "related party transaction" under our Related Party Transactions Policy and our Audit Committee Charter, which require that the Audit Committee review any transaction involving an owner of more than 5% of our outstanding common shares and either approve or reject the transaction or refer the transaction to the full Board. Both our Audit Committee and our Board reviewed the Reimbursement Proposal and reached the unanimous conclusion that the Reimbursement Proposal was reasonable and fair to the Company's shareholders and recommended that shareholders approve the Reimbursement Proposal.

        On July 31, 2014, at our 2014 annual meeting of shareholders, our shareholders voted to approve the Reimbursement Proposal, subject to certain limitations. During 2014, in accordance with our shareholders' approval, we paid approximately $16.7 million of the $33.5 million approved for reimbursement. In accordance with our shareholders' approval, approximately $8.4 million of the approved amount will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) during the one year period after the date on which the reimbursement was approved by shareholders, and the remaining approximately $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) during the one year period between the first and second anniversaries of the date on which the reimbursement was approved by shareholders.

        In addition, seven of our current trustees were nominated by Related and Corvex for election at the 2014 Special Meeting to fill the vacancies on our Board created by the removal of our Former Trustees as a result of Related and Corvex's consent solicitation. In addition, Sam Zell and David Helfand, our Chairman and Chief Executive Officer, respectively, each entered into a nominee agreement with Related and Corvex pursuant to which they agreed to serve as trustees and as our Chairman and Chief Executive Officer, respectively, if so appointed by our new Board of Trustees.

Former Policy for Review, Approval or Ratification of Transactions with Related Persons

        Prior to the election of our current trustees and adoption of our current governance policies, our Board had approved certain policies for the review, approval or ratification of transactions with related persons. These prior policies are described in the disclosure below. Following the 2014 Special Meeting our current trustees adopted the related party approval policy described above, which supersedes the policy described below.

        A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

        A "related person" means any person who is, or at any time during the applicable period was:

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  our trustee, or a nominee for trustee or our executive officer of the Company;

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  known to us to be the beneficial owner of more than 5% of the outstanding common shares;

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  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the trustee, nominee for trustee, executive officer or more than 5% beneficial owner of common shares, and any person (other than a tenant or employee) sharing the household of such trustee, nominee for trustee, executive officer or more than 5% beneficial owner of common shares; and

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  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

        The Board previously adopted written Governance Guidelines that address the consideration and approval of any related person transactions. Under the Governance Guidelines that were in effect through June 5, 2014, we could not enter into any transaction in which any trustee or executive officer, any member of the immediate family of any trustee or executive officer or any other related person, had or would have a direct or indirect material interest unless that transaction had been disclosed or made known to the Board and the Board reviewed and approved or ratified the transaction by the affirmative vote of a majority of the disinterested trustees, even if the disinterested trustees constituted less than a quorum. If there were no disinterested trustees, the transaction had to be reviewed and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested trustees or Independent Trustees, as the case may be, had to also act in accordance with any applicable provisions of our Charter and applicable Maryland law. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested trustees at the time or otherwise in accordance with our policies and Charter. In the case of transactions with the Company by RMR employees (other than trustees and executive officers) subject to our Code of Business Conduct and Ethics, the employee was required to seek approval from an executive officer of the Company who had no interest in the matter for which approval is being requested.

Related Person Transactions Prior to the 2014 Special Meeting

        The transactions described below were approved prior to the 2014 Special Meeting by our Former Trustees in accordance with our former policies, as described above.

RMR

        Prior to the 2014 Special Meeting and subsequent internalization of management, we had no employees. Personnel and various services we required to operate our business were provided to us by RMR. We had two agreements with RMR to provide management and administrative services to us: (1) a business management agreement, which related to our business generally, and (2) a property management agreement, which related to our property level operations. As further described below, we terminated the business management agreement and property management agreement with RMR for our domestic assets, effective September 30, 2014.

        During 2014, one of our former trustees, Mr. Barry Portnoy, was also Chairman, majority owner and an employee of RMR. One of our other former trustees and our former President, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and was an owner, President, Chief Executive Officer and a director of RMR. Each of our other former executive officers, Messrs. Popeo and Lepore, was also an officer of RMR. Two of the former five independent trustees also served as independent trustees of other public companies to which RMR provided management services, including Government Properties Income Trust ("GOV") and Select Income REIT ("SIR"). GOV's and SIR's executive officers were officers of RMR, and Messrs. Barry and Adam Portnoy served as managing trustees of GOV and SIR. In addition, officers of RMR served as officers of GOV and SIR.

        The Board historically gave the Compensation Committee authority to act on our behalf with respect to our management agreements with RMR. The charter of the Compensation Committee required the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements. The current charter of the Compensation Committee does not give the Compensation Committee the same authority.

        In 2013, the Compensation Committee retained FTI Consulting, Inc., a nationally recognized compensation consultant experienced in REIT compensation programs ("FTI"), to assist the committee in developing the terms of the incentive fee payable to RMR under our business management agreement with RMR beginning in 2014. In connection with retaining this consultant, the Compensation Committee determined that the consultant did not have any conflicts of interest which would prevent the consultant from advising the Compensation Committee.

  Business Management Agreement

        On December 19, 2013, we and RMR entered into an amended and restated business management agreement, effective with respect to services performed on and after January 1, 2014. Under the terms of this amended and restated business management agreement:

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  The amount of the base management fee to be paid to RMR by the Company for each applicable period was equal to the lesser of:

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  the sum of (a) 0.7% of the average historical cost of our real estate investments during such period up to $250.0 million, plus (b) 1.0% of the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period, plus (c) 0.5% of the average historical cost of our real estate investments during such period exceeding $250.0 million and the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada combined; and

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  the sum of (a) 0.7% of the average closing price per common share on the NYSE, during such period, multiplied by the average number of common shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of our preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of our consolidated indebtedness during such period, or, together, the Average Market Capitalization, up to $250.0 million, plus (b) 1.0% of the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period, plus (c) 0.5% of the Average Market Capitalization exceeding $250.0 million and the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period combined.

    The average historical cost of our real estate investments included our consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

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  The base management fee was paid monthly to RMR, ninety percent (90%) in cash and ten percent (10%) in common shares, which were fully-vested when issued. The number of common shares issued in payment of the base management fee for each month was equal to the value of 10% of the total base management fee for that month divided by the average daily closing price of the common shares during that month.

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  The incentive management fee which was eligible to be earned by RMR for an annual period was an amount, subject to certain limitations and adjustments, equal to 12% of the product of (a) our equity market capitalization and (b) the amount (expressed as a percentage) by which the total returns realized by the holders of the common shares (i.e., share price appreciation plus dividends) exceeded the total shareholder return of the SNL Office REIT Index, for the relevant measurement period.

  •
  The incentive management fee was payable in common shares, with one-third of the common shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments.

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  RMR and certain eligible transferees of common shares issued in payment of the base management fee or incentive management fee were entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. We and applicable selling shareholders agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), in connection with any such registration.

        The terms of the amended and restated business management agreement described above were approved by our former Compensation Committee and the terms of the incentive fee were developed by the former Compensation Committee in consultation with FTI.

  Property Management Agreement

        Our property management agreement with RMR provided for management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs. The aggregate property management and construction supervision fees the Company paid to RMR were $20.4 million for 2014.

        On January 31, 2013, we entered into a business and property management agreement (the "Australia Management Agreement"), with RMR Australia Asset Management Pty Limited ("RMR Australia"), for the benefit of CWH Australia Trust, our subsidiary ("CWHAT"). RMR Australia is owned by our former trustees Adam Portnoy and Barry Portnoy and it has been granted an Australian financial services license by the Australian Securities & Investments Commission. The Australia Management Agreement provides for compensation to RMR Australia for business management and real estate investment services at an annual rate equal to 0.5% of the average historical cost of CWHAT's real estate investments, as described in the Australia Management Agreement. The Australia Management Agreement also provides for additional compensation to RMR Australia (i) for property management services at an annual rate equal to 50% of the difference between 3.0% of collected gross rents and the aggregate of all amounts paid or payable by or on behalf of CWHAT to third party property managers, and (ii) for construction supervision services at an annual rate equal to 50% of the difference between 5.0% of constructions costs and any amounts paid to third parties for construction management and/or supervision. RMR has agreed to waive half of the fees payable by us under our property management agreement with RMR and half of the business management fees otherwise payable by us under our business management agreement with RMR related to real estate investments that are subject to the Australia Management Agreement for so long as the Australia Management Agreement is in effect and we or any of our subsidiaries are paying the fees under that agreement. The

Australia Management Agreement was approved by the Compensation Committee, which was at the time comprised solely of our former independent trustees. The estimated aggregate business and property management fees we recognized pursuant to the Australia Management Agreement during 2014 were $1.3 million, which amount is equal to fees under the business and property management agreements waived by RMR and excluded from the amounts that were payable to RMR during 2014.

  Other RMR Transactions and Compensation

        RMR also provided internal audit services to us in return for our share of the total internal audit costs incurred by RMR for us and other publicly owned companies managed by RMR and its affiliates, which amounts were subject to approval by the Compensation Committee. The Audit Committee was responsible for appointing our Director of Internal Audit. The Company incurred no expense for these services provided by RMR in 2014.

        While RMR was our external advisor, we were generally responsible for all of our operating expenses, including certain expenses incurred by RMR on its behalf. We were generally not responsible for payment of RMR's employment, office or administration expenses incurred to provide management services to us, except for the employment and related expenses of RMR employees who provided on-site property management services and our share of the staff employed by RMR who performed our internal audit function. Pursuant to our amended and restated business management agreement, RMR was permitted from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of services to us. As part of this arrangement, we were permitted to enter into agreements with RMR and other companies to which RMR provided management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

        Under our share award plan, we historically granted restricted shares to certain employees of RMR, some of whom were our officers. We did not grant any restricted shares to RMR employees in 2014. All unvested restricted share grants vested upon the removal of all of our Former Trustees. These share grants to RMR employees were in addition to the fees we paid to RMR. On occasion, we entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under our share award plan. Additionally, each of our former President, Treasurer and Chief Financial Officer and Senior Vice President and Chief Operating Officer received grants of restricted shares of other companies to which RMR provides management services, including GOV and SIR, in their capacities as officers of RMR.

  Termination and Cooperation Agreement

        In light of the internalization of management following the 2014 Special Meeting, on September 30, 2014, we entered into a termination and cooperation agreement (the "Cooperation Agreement") with RMR and RMR Australia. Under the terms of the agreement, the existing business and property management agreements with RMR terminated effective September 30, 2014. Our existing Australia Management Agreement with RMR Australia will remain in effect until December 31, 2015, unless earlier terminated.

        Pursuant to the Cooperation Agreement, until February 28, 2015, RMR and RMR Australia agreed to use best efforts to assist us in the transition of our management and operations. We agreed to pay $1.2 million per month for transition services from October 1, 2014 to February 28, 2015. The payment of the transition fee also covered continued management and other services for the Australian assets through February 28, 2015. Beginning March 1, 2015 until December 31, 2015, we have agreed to pay Manager $60,000 per month until the Australia Management Agreement is terminated.

        RMR is responsible for any severance payments to its employees under the Cooperation Agreement. We paid accrued vacation benefits for RMR employees that were terminated as a result of the transition and we paid the $15.3 million pro-rata portion of the current year's incentive fee under the existing business management agreement for the period from January 1, 2014 to September 30, 2014. There is no future obligation to pay an incentive fee to RMR.

SIR

        SIR is a publicly-traded REIT that primarily owns and invests in net leased, single tenant office and industrial properties throughout the United States. SIR was our 100% owned subsidiary until March 12, 2012, on which date SIR completed an initial public offering and became our consolidated but not wholly-owned subsidiary. Following a subsequent offering of SIR shares to the public on July 2, 2013, our investment in SIR was reduced below 50%. Consequently, effective July 2, 2013 through July 9, 2014, we no longer consolidated our investment in SIR but instead accounted for such investment under the equity method. On July 9, 2014, we sold our entire stake of 22,000,000 common shares of SIR and as a result, we no longer have any interest in SIR.

        Our former managing trustees were also managing trustees of SIR and our former Treasurer and Chief Financial Officer also serves as the treasurer and chief financial officer of SIR. In addition, one of our former independent trustees was an independent trustee of SIR. RMR provided management services to both us and SIR.

AIC

        Prior to May 9, 2014, we owned 12.5% of Affiliates Insurance Company ("AIC"), an Indiana insurance company. The other owners of AIC included RMR, GOV, SIR and four other companies to which RMR provided management services. A majority of our Former Trustees, and most of the trustees and directors of the other AIC shareholders served on the board of directors of AIC. RMR provided management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Our former Governance Guidelines provided that any material transaction between the Company and AIC was to be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of our independent trustees. The shareholders agreement among us, the other shareholders of AIC and AIC included arbitration provisions for the resolution of disputes.

        On March 25, 2014, as a result of the removal, without cause, of all of our Former Trustees, we underwent a change in control, as defined in the shareholders agreement among us, the other shareholders of AIC and AIC. In April 2014, as a result of this change in control and in accordance with the terms of the shareholders agreement, the other shareholders of AIC provided notice of exercise of their right to purchase the 20,000 shares of AIC we then owned. On May 9, 2014, as a result of the change in control and in accordance with the terms of the shareholders agreement, the other shareholders of AIC purchased pro rata all the shares we owned for an aggregate purchase price of approximately $5.78 million.

        Prior to May 9, 2014, we had invested approximately $5.2 million in AIC since AIC's formation in 2008. SIR, our former consolidated subsidiary, became a shareholder of AIC during 2012. We recognized a loss of approximately $0.1 million related to our investment in AIC for 2014. In June 2013, we and the other shareholders of AIC purchased a one-year property insurance policy providing $500 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. We paid AIC a premium, including taxed and fees, of approximately $6.0 million in connection with that policy. We no longer participate in the AIC property insurance program.

        The foregoing descriptions of our agreements with RMR, SIR and AIC are summaries and are qualified in their entirety by the terms of the agreements. Copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website at www.sec.gov.

Indemnification

        The Maryland statute governing a REIT formed under the laws of Maryland, or the Maryland REIT law, permits a Maryland REIT to include in its charter a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for (a) liability resulting from actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established in a judgment or other final adjudication as being material to the cause of action. Our Charter contains such a provision that allows us to eliminate the liability of our trustees and officers to the maximum extent permitted by Maryland law.

        The Maryland REIT Law permits a Maryland REIT to indemnify and advance expenses to its trustees, officers, employees and agents to the same extent as permitted by the Maryland General Corporation Law for directors and officers of Maryland corporations. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be a party by reason of their service in those or other capacities unless it is established that:

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  the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

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  the director or officer actually received an improper personal benefit in money, property or services; or

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  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

        However, under the MGCL, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or if the director or officer was adjudged to be liable to the corporation nor may a director be indemnified in circumstances in which the director is found liable for an improper personal benefit, unless in either case a court orders indemnification and then only for expenses.

        In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of:

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  a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and

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  a written undertaking by the director or officer or on the director's or officer's behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

        Our Charter and bylaws obligate us, to the fullest extent permitted by Maryland law in effect from time to time, to indemnify and to pay, reimburse or advance reasonable expenses to:

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  any present or former trustee or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or

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  any individual who, while a trustee or officer of our company and at our request, serves or has served as a trustee, officer or partner of another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

        Our Charter and bylaws also permit us, with the approval of our Board, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of our company or a predecessor of our company. Our bylaws specify that any indemnification or payment or reimbursement of the expenses as described above will be made in accordance with the procedures provided by the MGCL for directors of Maryland corporations.

 MISCELLANEOUS

Other Matters to Come Before the Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2016 Annual Meeting of Shareholders

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2016 annual meeting of shareholders must be received at our principal executive offices on or before January 1, 2016, in order to be considered for inclusion in our proxy statement for our 2016 annual meeting of shareholders, provided that if we hold our 2016 annual meeting on a date that is more than 30 days before or after June 30, 2016, shareholders must submit proposals for inclusion in our 2016 proxy statement within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials unless conditions specified in the rule are met.

        In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2016 annual meeting must be received no earlier than December 2, 2015 and no later than 5:00 p.m., Central Time, on January 1, 2016 However, in the event that the 2016 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the shareholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Annual Meeting Materials

        Some banks, brokers and other record holders of our common shares may participate in the practice of "householding" proxy statements, annual reports and Notices of Internet Availability of those documents. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement, annual report or Notice of Internet Availability may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Equity Commonwealth, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, or call us at (312) 646-2801. If you want to receive separate copies of our proxy statement, annual report or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2015

        This Proxy Statement and our 2014 Annual Report are available on our website at www.eqcre.com. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        Additional copies of this Proxy Statement and our Annual Report will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, for a reasonable fee.

By Order of the Board of Trustees

Orrin S. Shifrin Executive Vice President, General Counsel and Secretary

Chicago, Illinois
April 30, 2015

EQUITY COMMONWEALTH

2015 OMNIBUS INCENTIVE PLAN

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A-ii

A-iii

EQUITY COMMONWEALTH

2015 OMNIBUS INCENTIVE PLAN

        Equity Commonwealth (the "Company") sets forth herein the terms of its 2015 Omnibus Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan permits the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, OP Units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. All Options granted under the Plan shall be non-qualified stock options.

2.  DEFINITIONS

        For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:

          2.1   "Affiliate" means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a "controlling interest" in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that (a) except as specified in clause (b) below, an interest of "at least 50 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of "at least 20 percent" shall be used instead of an interest of "at least 80 percent" in each case where "at least 80 percent" appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

          2.2   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.

          2.3   "Award" means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, an OP Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, or an Other Award.

          2.4   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.5   "Benefit Arrangement" shall have the meaning set forth in Section 16.

          2.6   "Board" means the Board of Trustees of the Company.

          2.7   "Cause" means, with respect to any Grantee, as determined by the Committee and unless otherwise provided in an applicable agreement between such Grantee and the Company or an Affiliate, (a) the conviction of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (b) gross negligence or willful misconduct in connection with the performance of duties; (c) a material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Grantee and the Company or an Affiliate; or (d) a material violation of state or federal securities laws. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.

          2.8   "Change in Control" means the occurrence of any of the following:

            (a)   any Person (as defined below) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding common shares of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in Section 2.8(c)(i) below;

            (b)   the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the Effective Date, constitute the Board and any new Trustee whose appointment, election, or nomination to the Board was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

            (c)   there is consummated a merger or consolidation of the Company or any Subsidiary with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

            (d)   there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

            (e)   there is consummated a complete liquidation or dissolution of the Company.

          For purposes of this Section 2.8, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

  In the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Stock if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          2.9   "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

          2.10 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

          2.11 "Company" means Equity Commonwealth, a Maryland real estate investment trust.

          2.12 "Covered Employee" means a Grantee who is a "covered employee" within the meaning of Code Section 162(m)(3).

          2.13 "Disability" means the inability of a Grantee to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

          2.14 "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 14, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.

          2.15 "Effective Date" means March 18, 2015.

          2.16 "Employee" means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

          2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.

          2.18 "Fair Market Value" means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

            (a)   If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

            (b)   If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

          Notwithstanding this Section 2.18 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).

          2.19 "Family Member" means, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

          2.20 "Grant Date" means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

          2.21 "Grantee" means a Person who receives or holds an Award under the Plan.

          2.22 "Operating Partnership" shall have the meaning set forth in Section 11.

          2.23 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

          2.24 "Option Price" means the exercise price for each share of Stock subject to an Option.

          2.25 "OP Units" shall have the meaning set forth in Section 11.

          2.26 "Other Agreement" shall have the meaning set forth in Section 16.

          2.27 "Other Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, an OP Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share. Other Awards may also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Stock and that may be granted in tandem with, or independent of, Awards granted under the Plan.

          2.28 "Parachute Payment" shall have the meaning set forth in Section 16(a).

          2.29 "Performance-Based Award" means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, OP Units, Performance Shares or Other Awards made subject to the achievement of performance goals (as provided in Section 15) over a Performance Period specified by the Committee.

          2.30 "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.

          2.31 "Performance Measures" means measures as specified in Section 15.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company's stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.

          2.32 "Performance Period" means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

          2.33 "Performance Shares" means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 15) over a Performance Period of up to ten (10) years.

          2.34 "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          2.35 "Plan" means the Company's 2015 Omnibus Incentive Plan, as amended from time to time.

          2.36 "Reporting Person" means a Person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.

          2.37 "Restricted Period" shall have the meaning set forth in Section 10.2.

          2.38 "Restricted Stock" means shares of Stock awarded to a Grantee pursuant to Section 10.

          2.39 "SAR Price" shall have the meaning set forth in Section 9.1.

          2.40 "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

          2.41 "Service" means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider's employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

          2.42 "Service Provider" means an Employee, officer, or Trustee of the Company or an Affiliate, or a consultant or adviser (who is a natural Person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.

          2.43 "Stock" means the common shares of beneficial interest, par value $0.01 per share, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 18.1.

          2.44 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

          2.45 "Stock Exchange" means an established national or regional stock exchange.

          2.46 "Stock Unit" means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.

          2.47 "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of "service recipient stock" under Code Section 409A.

          2.48 "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

          2.49 "Trustee" means a member of the Board.

          2.50 "Unrestricted Stock" shall have the meaning set forth in Section 12.

3.  ADMINISTRATION OF THE PLAN

3.1  Committee.

  3.1.1    Powers and Authorities.

        The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

        In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

  3.1.2    Composition of Committee.

        The Committee shall be a committee composed of not fewer than two Trustees of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) if applicable, an "outside director" (within the meaning of Code Section 162(m)(4)(C)(i)) and (iii) an independent director in accordance with the rules of any Stock Exchange on which the Stock is listed; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

  3.1.3    Other Committees.

        The Board also may appoint one or more committees of the Board, each composed of one or more Trustees of the Company who need not be "outside directors" (within the meaning of Code Section 162(m)(4)(C)(i) and (iii)), which may administer the Plan with respect to Grantees who are not "officers" as defined in Rule 16a-1(f) under the Exchange Act or Trustees of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) (if applicable) and the rules of the Stock Exchange on which the Stock is listed.

  3.1.4    Delegation by Committee.

        To the extent permitted by Applicable Laws, the Committee may by resolution delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to Trustees of the Company, (b) to make Awards to Employees who are (i) "officers" as defined in Rule 16a-1(f) under the Exchange Act, (ii) Covered Employees or (iii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan or any Award. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee's delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the "Committee" will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.

3.2  Board.

        The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

3.3  Terms of Awards.

  3.3.1    Committee Authority.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

          (a)   designate Grantees;

          (b)   determine the type or types of Awards to be made to a Grantee;

          (c)   determine the number of shares of Stock to be subject to an Award;

          (d)   establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock or OP Units), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and the treatment of an Award in the event of a Change in Control (subject to applicable agreements);

          (e)   prescribe the form of each Award Agreement evidencing an Award; and

          (f)    subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award.

        The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

  3.3.2    Forfeiture; Recoupment.

        The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.

        Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4  No Repricing.

        Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs in exchange for cash or other Awards (other than cash or other Awards with a value equal to the excess of the Fair Market Value of the Stock subject to such Options or SARs at the time of cancellation over the exercise or grant price for such Stock); or (d) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5  Deferral Arrangement.

        The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a "separation from service" (within the meaning of Code Section 409A) occurs.

3.6  No Liability.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7  Registration; Share Certificates.

        Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.  STOCK SUBJECT TO THE PLAN

4.1  Number of Shares of Stock Available for Awards.

        Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 18, the maximum number of shares of Stock available for issuance under the Plan shall be three million two hundred fifty thousand (3,250,000) shares of Stock. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for issuance under the Plan may be used for any type of Award under the Plan.

4.2  Adjustments in Authorized Shares of Stock.

        In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The number of shares of Stock available for issuance under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3  Share Usage.

        (a)   Shares of Stock subject to an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

        (b)   Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award. The number of shares of Stock subject to an Award of SARs shall be counted against the share issuance limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share issuance limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares.

        (c)   If any shares of Stock subject to an Award are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination, or expiration again be available for making Awards under the Plan. The number of shares of Stock available for issuance under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 13.2, (ii) deducted or delivered from payment of an Award in connection with the Company's tax withholding obligations as provided in Section 19.3, (iii) purchased by the Company with proceeds from Option exercises, or (iv) subject to a SAR granted under the Plan that is settled in shares of Stock that were not issued upon the net settlement or net exercise of such SAR.

5.  TERM; AMENDMENT AND TERMINATION

5.1  Term.

        The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2  Amendment and Termination.

        The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided that no amendment shall be made to the no repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.

6.  AWARD ELIGIBILITY AND LIMITATIONS

6.1  Eligible Grantees.

        Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2  Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

        (a)   the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any Person eligible for an Award under Section 6 is one million (1,000,000) shares;

        (b)   the maximum number of shares of Stock that may be granted under the Plan, other than pursuant to Options or SARs, in a calendar year to any Person eligible for an Award under Section 6 is one million (1,000,000) shares; and

        (c)   the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any Person eligible for an Award shall be five million dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

6.3  Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in a manner consistent with Code Section 409A.

6.4  Minimum Vesting Period.

        Except with respect to a maximum of five percent (5%) of the shares of Stock authorized for issuance pursuant to Section 4.1, as may be adjusted pursuant to Section 4.2, and except as otherwise provided in Section 18, any Award that vests on the basis of the Grantee's continued Service shall not provide for vesting which is any more rapid than vesting on the one (1) year anniversary of the Grant Date and any Award that vests upon the attainment of Performance Goals shall provide for a Performance Period of at least twelve (12) months.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan.

8.  TERMS AND CONDITIONS OF OPTIONS

8.1  Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2  Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing.

8.3  Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4  Termination of Service.

        Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5  Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 18 which results in the termination of such Option.

8.6  Method of Exercise.

        Subject to the terms of Section 13 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7  Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8  Delivery of Stock.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9  Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10  Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred

Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1  Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the "SAR Price") as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2  Other Terms.

        The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3  Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4  Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5  Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer "not for value" is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1  Grant of Restricted Stock or Stock Units.

        Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2  Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a "Restricted Period") applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 15. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3  Registration; Restricted Share Certificates.

        Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4  Rights of Holders of Restricted Stock.

        Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5  Rights of Holders of Stock Units.

  10.5.1    Voting and Dividend Rights.

        Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

  10.5.2    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6  Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7  Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.

        The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock

Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 13 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8  Delivery of Shares of Stock.

        Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including but not limited to any delayed delivery period, the restrictions applicable to Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF OP UNITS

11.1  Grant of OP Units.

        Awards may be granted under the Plan in the form of undivided fractional limited partnership interests in any partnership entity through which the Company conducts its business and that has elected to be treated as a partnership for federal income tax purposes (the "Operating Partnership"), of one or more classes ("OP Units") established pursuant to the Operating Partnership's agreement of limited partnership, as amended from time to time. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, shares of Stock. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or shares of Stock, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Awards of OP Units are intended to qualify as "profits interests" within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Grantee who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.

11.2  Share Calculations.

        For purposes of calculating the number of shares of Stock underlying an Award of OP Units relative to the total number of shares of Stock available for issuance under the Plan, the Committee shall establish in good faith the maximum number of shares of Stock to which a Grantee receiving such Award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Awards of OP Units shall be reduced accordingly by the Committee, and the number of shares of Stock available for issuance under the Plan shall be increased by one share of Stock for each share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Grantees to whom, and the time or times at which, awards of OP Units shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Grantee for the acquisition of such OP Units (which may be less than the fair value of the OP Unit); and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion (or any other Performance Measures). The Committee may allow awards of OP Units to be held through a limited partnership, or similar "look-through" entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 11. The provisions of the grant of OP Units need not be the same with respect to each Grantee.

11.3  Dividends and Distributions.

        Notwithstanding Section 14, the Award Agreement or other award documentation in respect of an Award of OP Units may provide that the Grantee shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of shares of Stock underlying the Award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Stock or OP Units.

12.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER AWARDS

12.1  Unrestricted Stock Awards.

        Subject to Section 6.4, the Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.2  Other Awards.

        The Committee may, in its sole discretion, grant Awards in the form of Other Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 12.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Award, the Grantee thereof shall have no further rights with respect to such Other Award.

13.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

13.1  General Rule.

        Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

13.2  Surrender of Shares of Stock.

        To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

13.3  Cashless Exercise.

        To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 19.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

13.4  Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

14.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

14.1  Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a

Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

14.2  Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee's termination of Service for any reason.

15.  TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

15.1  Grant of Performance-Based Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

15.2  Value of Performance-Based Awards.

        Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

15.3  Earning of Performance-Based Awards.

        Subject to the terms of the Plan, in particular Section 15.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

15.4  Form and Timing of Payment of Performance-Based Awards.

        Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

15.5  Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

15.6  Performance-Based Awards Granted to Designated Covered Employees.

        If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.6.

  15.6.1    Performance Goals Generally.

        The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

  15.6.2    Timing For Establishing Performance Goals.

        Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

  15.6.3    Payment of Awards; Other Terms.

        Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

  15.6.4    Performance Measures.

        The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned, shall be limited to the following Performance Measures, with or without adjustment:

          (a)   earnings (either in the aggregate or on a per-share basis);

          (b)   growth or rate of growth in funds from operations or funds from operations as adjusted (either in the aggregate or on a per-share basis);

          (c)   growth or rate of growth in earnings (either in the aggregate or on a per-share basis);

          (d)   net income or loss (either in the aggregate or on a per-share basis);

          (e)   cash available for distribution per share;

          (f)    cash flow provided by operations (either in the aggregate or on a per-share basis);

          (g)   growth or rate of growth in cash flow (either in the aggregate or on a per-share basis);

          (h)   free cash flow (either in the aggregate or on a per-share basis);

          (i)    reductions in expense levels (determined either on a Company-wide basis or in respect of any one or more business units);

          (j)    operating cost management and employee productivity;

          (k)   return measures (including on assets, equity or invested capital, whether at the shareholder level, a subsidiary level or an operating unit or division level);

          (l)    growth or rate of growth in return measures (including return on assets, equity or invested capital);

          (m)  share price (including attainment of a specified per-share price during the applicable performance period or growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time);

          (n)   strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, cost targets and goals relating to acquisitions or divestitures;

          (o)   measures relating to earnings before interest, taxes, depreciation and amortization;

          (p)   achievement of business or operational goals such as market share and/or business development; and

          (q)   any other business criteria set forth in any Company bonus or incentive plan which has been approved by the Company's stockholders.

        Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (m) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 15.

  15.6.5    Evaluation of Performance.

        The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) tax valuation allowance reversals; (i) impairment expense; and (j) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

  15.6.6    Adjustment of Performance-Based Compensation.

        The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

  15.6.7    Committee Discretion.

        In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 15.6.4.

15.7  Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Performance-Based Awards under Section 15.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Section 15.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

16.  PARACHUTE LIMITATIONS

        If any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit

Arrangement"), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

          (a)   to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

          (b)   if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17.  REQUIREMENTS OF LAW

17.1  General.

        The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other Person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such

Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2  Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

18.1  Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

18.2  Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 18.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

18.3  Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, OP Units, Dividend Equivalent Rights or Other Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

          (a)   in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, all OP Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and one or both of the following two actions shall be taken:

              (i)  fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; and/or

             (ii)  the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units, OP Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, OP Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

          (b)   For Performance-Based Awards, actual performance to date shall be determined as of the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards shall be treated as though target performance has been achieved. After application of this Section 18.3(b), if any Awards arise from application of this Section 18, such Awards shall be settled under the applicable provision of Section 18.3(a).

          (c)   Other Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

18.4  Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, OP Units, Dividend Equivalent Rights or Other Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan and the Options, SARs, Restricted Stock, Stock Units, OP Units, Dividend Equivalent Rights and Other Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, OP Units, Dividend Equivalent Rights and Other Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, OP Units, Dividend Equivalent Rights and Other Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, OP Units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

18.5  Adjustments

        Adjustments under this Section 18 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

18.6  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.  GENERAL PROVISIONS

19.1  Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural Person or entity at any time, or to terminate any employment or other relationship between any natural Person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

19.2  Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

19.3  Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.18 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

19.4  Captions.

        The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5  Construction.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

19.6  Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

19.7  Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

19.8  Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.9  Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

19.10  Section 409A of the Code.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*    *    *

        To record adoption of the Plan by the Board as of March 18, 2015, and approval of the Plan by the stockholders on [                ] , 2015, the Company has caused its authorized officer to execute the Plan.

EQUITY COMMONWEALTH
By:
Title:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Date Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2015. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2015. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Equity Commonwealth, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Equity Commonwealth in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. EQUITY COMMONWEALTH TWO NORTH RIVERSIDE PLAZA SUITE 600 CHICAGO, IL 60606 M92371-P65271 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. EQUITY COMMONWEALTH For All Withhold All For All Except Our Board of Trustees Recommends You Vote “FOR” the Nominees for Trustee in Proposal 1 and “FOR” Proposals 2, 3 and 4. ! ! ! 1. To elect the nominees named in our proxy statement to our Board of Trustees 07) James L. Lozier, Jr. 08) Mary Jane Robertson 09) Kenneth Shea 10) Gerald A. Spector 11) James A. Star 01) Sam Zell 02) James S. Corl 03) Martin L. Edelmen 04) Edward A. Glickman 05) David Helfand 06) Peter Linneman Our Board recommends you vote "FOR" Proposal 1. Abstain For Against Abstain Against For 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. ! ! ! ! ! ! 2. To approve the Equity Commonwealth 2015 Omnibus Incentive Plan. Our Board recommends you vote "FOR" Proposal 2. Our Board recommends you vote "FOR" Proposal 4. ! ! ! THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers. Our Board recommends you vote "FOR" Proposal 3. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.)

EQUITY COMMONWEALTH ANNUAL MEETING OF SHAREHOLDERS June 16, 2015, 8:00 a.m., Central Time 540 West Madison Street Conference Center, 23rd Floor, Room E Chicago, IL 60661 M92372-P65271 EQUITY COMMONWEALTH Two North Riverside Plaza, Suite 600 Chicago, IL 60606 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the Equity Commonwealth annual meeting of shareholders, including our annual report and proxy statement are available on the internet. This proxy is solicited on behalf of the Board of Trustees of Equity Commonwealth. The undersigned shareholder of Equity Commonwealth, a Maryland real estate investment trust, or the Company, hereby appoints David Helfand and Orrin S. Shifrin, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Company to be held at 540 West Madison Street, Conference Center, 23rd Floor, Room E, Chicago, IL 60661 on June 16, 2015, at 8:00 a.m. Central Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Proxy Address Changes: ________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark the corresponding box on the reverse side.)